Exhibit 10.6

                                                                 CONFORMED COPY

                      FURTHER AMENDED AND RESTATED MASTER
                     DEFINITIONS AND CONSTRUCTION SCHEDULE

                              DATED 28 MARCH 2007

                            HOLMES FUNDING LIMITED

                            HOLMES TRUSTEES LIMITED

                                   CONTENTS
CLAUSE                                                                     PAGE

1.       Definitions..........................................................1
2.       Interpretation and Construction.....................................49
3.       Governing Law.......................................................51

Signatories...................................................................2

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FURTHER AMENDED AND RESTATED MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE is
signed for the purposes of identification on 28 March 2007 by:

(1)      ALLEN & OVERY LLP of 40 Bank Street, London E14 5NR; and

(2)      SLAUGHTER AND MAY of One Bunhill Row, London EC1Y 8YY.

1.       DEFINITIONS

         This Schedule further amends and restates the Amended and Restated Master Definitions and Construction Schedule signed on 28 November 2006 between the parties hereto.

         Words and expressions used in the Transaction Documents shall, unless otherwise defined in such Transaction Documents or the Issuer Master Definitions and Construction Schedule or unless the context otherwise requires, have the same meanings as set out in this Further Amended and Restated Master Definitions and Construction Schedule except so far as the context requires otherwise.

         Words and expressions used in this Further Amended and Restated Master Definitions and Construction Schedule or in the Transaction Documents but not defined herein shall, unless otherwise defined in the relevant Transaction Document or unless the context otherwise requires, have the same meanings as set out in the relevant Issuer Master Definitions and Construction Schedule.

         2007-1 CLOSING DATE means 28 March 2007

         A PRINCIPAL DEFICIENCY SUB LEDGER means the sub-ledger of the Principal Deficiency Ledger corresponding to the Term A Advances, which was established on the Seventh Issuer Closing Date in order to record any Losses allocated to the Funding Share of the Trust Property or the application of Funding Available Principal Receipts in paying interest on the Term Advances and certain amounts ranking in priority thereto in accordance with the Funding Pre-Enforcement Revenue Priority of Payments;

         AA PRINCIPAL DEFICIENCY SUB LEDGER means the sub-ledger of the Principal Deficiency Ledger corresponding to the Term AA Advances, which was established on the Initial Closing Date in order to record any Losses allocated to the Funding Share of the Trust Property or the application of Funding Available Principal Receipts in paying interest on the Term Advances and certain amounts ranking in priority thereto in accordance with the Funding Pre-Enforcement Revenue Priority of Payments;

         AAA PRINCIPAL DEFICIENCY SUB LEDGER means the sub-ledger of the Principal Deficiency Ledger corresponding to the Term AAA Advances, which was established on the Initial Closing Date in order to record any Losses allocated to the Funding Share of the Trust Property or the application of Funding Available Principal Receipts in paying interest on the Term Advances and certain amounts ranking in priority thereto in accordance with the Funding Pre-Enforcement Revenue Priority of Payments;

         ABBEY means Abbey National plc (registered number 2294747), a public limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN;

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         ABBEY DEED AND POWER OF ATTORNEY means the deed and power of attorney made by Abbey in favour of Funding and its successors and assigns, on the Initial Closing Date, pursuant to the Mortgages Trust Deed;

         ABBEY GROUP means the Seller and its Subsidiaries;

         ABBEY INSURANCE POLICIES means:

         (a)     the Properties in Possession Policy; and

         (b)     the Abbey National plc Policies;

         ABBEY NATIONAL PLC POLICIES means those of the Buildings Policies which are issued to Borrowers by the Seller on behalf of CGU Underwriting Limited (formerly known as Commercial Union Underwriting Limited) or such other entity as may from time to time be appointed to issue the Buildings Policies;

         ABBEY SVR means the standard variable rate of interest set by the Seller which is used to calculate interest on all Variable Rate Loans (other than Tracker Loans) beneficially owned by the Seller on the Seller's residential mortgage book;

         ACCESSION UNDERTAKING means a form of deed of accession to the Funding Deed of Charge substantially in the form set out in Schedule 2 to the Funding Deed of Charge;

         ACCOUNT BANK means the bank at which the Mortgages Trustee GIC Account, the Funding GIC Account and the Funding Transaction Account are maintained from time to time, being as at the Initial Closing Date, Abbey situated at 21 Prescot Street, London E1 8AD and thereafter such other Authorised Entity as Funding may choose with the prior written approval of the Security Trustee or as the Mortgages Trustee may choose with the prior written consent of the Beneficiaries;

         ACCRUED INTEREST means as at any date (the DETERMINATION DATE) on or after the date hereof and in relation to any Loan, interest on such Loan (not being interest which is currently payable on the determination date) which has accrued from and including the Monthly Payment Day immediately prior to the determination date to and including the determination date; ADVANCE means the aggregate of the amount advanced by the Start-up Loan Provider to Funding on the Initial Closing Date pursuant to the First Start-up Loan Agreement, the amount advanced by the Start-up Loan Provider to Funding on the Second Issuer Closing Date pursuant to the Second Start-up Loan Agreement, the amount advanced by the Third Start-up Loan Provider to Funding on the Third Issuer Closing Date pursuant to the Third Start-up Loan Agreement, the amount advanced by the Fourth Start-up Loan Provider to Funding on the Fourth Issuer Closing Date pursuant to the Fourth Start-up Loan Agreement, the amount advanced by the Fifth Start-up Loan Provider to Funding on the Fifth Issuer Closing Date pursuant to the Fifth Start-up Loan Agreement, the amount advanced by the Sixth Start-up Loan Provider to Funding on the Sixth Issuer Closing Date pursuant to the Sixth Start-up Loan Agreement, the amount advanced by the Seventh Start-up Loan Provider to Funding on the Seventh Issuer Closing Date pursuant to the Seventh Start-up Loan Agreement, the amount advanced by the Eighth Start-up Loan Provider to Funding on the Eighth Issuer Closing Date pursuant to the Eighth Start-up Loan Agreement, the amount advanced by the Tenth Start-up Loan Provider to Funding on the Tenth Issuer Closing Date pursuant to the Tenth Start-up Loan Agreement, the amount advanced by the Issue 2007-1 Start-up Loan Provider to Funding on the 2007-1 Closing Date pursuant to the Issue 2007-1

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         Start-up Loan Agreement and the amount advanced by the Start-up Loan
         Provider or any New Start-up Loan Provider on the New Issuer Closing Date pursuant to any New Start-up Loan Agreement, or such part of such amount as shall be outstanding from time to time;

         AFM or ABBEY FINANCIAL MARKETS means Abbey National Treasury Services plc (registered number 2338548), a public limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN;

         AGENT BANK means The Bank of New York or such other person for the time being acting as agent bank under the Master Issuer Paying Agent and Agent Bank Agreement;

         ALTERNATIVE ACCOUNT means a bank account opened in the name of the Mortgages Trustee (other than the Mortgages Trustee GIC Account), subject to the terms set out in Clause 7.3 of the Bank Account Agreement;


         ALTERNATIVE INSURANCE RECOMMENDATIONS means the Seller's standard documents entitled "Alternative Insurance Requirements - New Business" and "Alternative Insurance Requirements", and any other document containing similar recommendations which is sent to Borrowers in accordance with the Seller's Policy;

         AMENDED AND RESTATED CASH MANAGEMENT AGREEMENT means the agreement so named and entered into on the Ninth Issuer Closing Date;

         AMENDED AND RESTATED FUNDING DEED OF CHARGE means the deed entered into on the Sixth Issuer Closing Date amending and restating the Funding Deed of Charge;

         AMENDED AND RESTATED INTERCOMPANY LOAN TERMS AND CONDITIONS means the amended and restated intercompany loan terms and conditions signed for the purposes of identification on the Ninth Issuer Closing Date by Funding, the Security Trustee and the Agent Bank;

         AMENDED AND RESTATED MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means the Further Amended and Restated Master Definitions and Construction Schedule;


         AMENDMENT AGREEMENT TO BANK ACCOUNT AGREEMENT means the amendment agreement so named dated the Eighth Issuer Closing Date;

         AMENDMENT AGREEMENT TO CASH MANAGEMENT AGREEMENT means the amendment agreement so named dated the Second Issuer Closing Date;

         AMENDMENT AGREEMENT TO INTERCOMPANY LOAN TERMS AND CONDITIONS means the amendment agreement so named dated the Second Issuer Closing Date;

         AMENDMENT AGREEMENT TO MORTGAGE SALE AGREEMENT means the amendment agreement so named dated the Second Issuer Closing Date;

         ANPLC 1995 MORTGAGE CONDITIONS (or 1995 MORTGAGE CONDITIONS) means the mortgage conditions booklet reference 0062/July 95 PA2 and any subsequent amendment therefor acceptable to a reasonable, prudent mortgage lender;

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         ANPLC 1995 SCOTTISH MORTGAGE CONDITIONS means the mortgage conditions booklet reference 0041 Nov 01 F and any subsequent amendment therefor acceptable to a reasonable, prudent mortgage lender;

         ANPLC 2002 MORTGAGE CONDITIONS (or STANDARD MORTGAGE CONDITIONS 2002) means the mortgage conditions booklet reference 0154/July 02 F and any subsequent amendment thereto acceptable to a reasonable, prudent mortgage lender;

         ANPLC 2004 MORTGAGE CONDITIONS (or STANDARD MORTGAGE CONDITIONS 2004) means the mortgage conditions booklet reference 0154 NOV 04DS and any subsequent or previous amendment thereto acceptable to a reasonable, prudent mortgage lender;

         ANPLC 2006 MORTGAGE CONDITIONS (or STANDARD MORTGAGE CONDITIONS 2006) means the mortgage conditions booklet reference 0154 MAR 06 F and any subsequent or previous amendment thereto acceptable to a reasonable, prudent mortgage lender;

         ANTICIPATED CASH ACCUMULATION PERIOD means the anticipated number of months required to accumulate sufficient Principal Receipts to pay the relevant Bullet Amount or the anticipated number of months required to accumulate sufficient Principal Receipts to set aside the relevant Series 1 Term AAA Cash Amount, which will be equal to:

         A+ B - C D x E/x - (F G)

         calculated in months and rounded up to the nearest whole number, where:

         A = (i) the relevant Bullet Amount or (ii) the relevant Series 1 Term AAA Cash Amount;

         B = (i) the Outstanding Principal Balance of any Bullet Term Advance and/or Scheduled Amortisation Amount that was not fully repaid on its relevant Scheduled Repayment Date, plus any other Bullet Amount and/or Scheduled Amortisation Amount, the Scheduled Repayment Date of which falls on or before the Scheduled Repayment Date of the relevant Bullet Amount, or
                 (ii) the aggregate amount outstanding of any Series 1 Term AAA Cash Amount that was not set aside in full on the Interest Payment Date on which it was due to be set aside and any other Series 1 Term AAA Cash Amount the relevant Interest Payment Date of which falls on or before the relevant interest payment date of the Series 1 Term AAA Cash Amount;

         C = the amount of any available cash already standing to the credit of the Cash Accumulation Ledger (including any Cash Accumulation Sub-Ledger);

         D =     the Principal Payment Rate;

         E =     0.90;

         F = the aggregate Outstanding Principal Balance of the Loans comprising the Trust Property; and

         G = the aggregate of the principal amount outstanding of the Payable Pass-Through Term Advances which is then due and payable;

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         IN ARREARS or IN ARREARS means, in respect of a Mortgage Account, that one or more Monthly Payments in respect of such Mortgage Account have become due and remain unpaid by a Borrower;

         ARREARS OF INTEREST means, in respect of a given date, interest, principal (if applicable) and expenses which are due and payable on that date;

         ARREARS TRIGGER EVENT means either (i) the Outstanding Principal Balance of the Loans in arrears for more than 90 days divided by the Outstanding Principal Balance of all of the Loans in the Mortgages Trust (expressed as a percentage) exceeds 2 per cent. or (ii) if any Issuer (including any New Issuer) does not exercise its options to redeem the Notes (other than pursuant to Condition 5(E) of the Notes (optional redemption for tax and other reasons)) or any New Notes issued by it pursuant to the Terms and Conditions of such Notes or New Notes (but only where such right of redemption arises on or after a particular specified date and not as a result of the occurrence of any event specified in the Terms and Conditions);

         ASSET TRIGGER EVENT means the event that occurs when there is an amount being debited to the AAA Principal Deficiency Sub Ledger;

         ASSIGNMENT DATE means the date of assignment of any New Portfolio to the Mortgages Trustee in accordance with Clause 4 of the Mortgage Sale Agreement;

         ASSIGNMENT OF THIRD PARTY RIGHTS means an assignment and assignation of Related Security and rights of action against third parties substantially in the form set out in Schedule 7 to the Mortgage Sale Agreement;

         AUDITORS means Deloitte & Touche LLP of Stonecutter Court, 1 Stonecutter Street, London EC4A 4TR or such other internationally independent firm of auditors selected from time to time by, (in the case of the Mortgages Trustee), the Mortgages Trustee and the Security Trustee, or (in the case of Funding), Funding and the Security Trustee;

         AUTHORISED ENTITY means: (a) any entity the short-term unguaranteed and unsecured debt of which is rated at least A-1+ by S&P, P-1 by Moody's, and F1 by Fitch or (b) any other entity approved in writing by the Security Trustee and the Rating Agencies, in each case being an institution with a Part IV permission that includes accepting deposits under FSMA;

         AUTHORISED INVESTMENTS means:

         (a)     Sterling gilt-edged securities;

         (b) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) provided that in all cases such investments have a maturity date falling no later than the next following Interest Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or the entity with which the demand or time deposits are made (being an authorised person under the FSMA with a Part IV permission (within the meaning of that Act) that includes accepting deposits) are rated at least A-1+ by Standard & Poor's, P-1 by Moody's and F1 by Fitch or their equivalents by three other internationally recognised rating agencies; and

         (c) in the case of any collateral provided by the relevant Issuer Swap Provider and/or the Funding Swap Provider under the relevant Issuer Swap Agreement and/or the Funding Swap Agreement, such demand or time deposit in such currency as are approved by the Rating Agencies;

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         AUTHORISED SIGNATORY means any authorised signatory referred to in, as applicable, the Funding Transaction Account Mandate, the Funding GIC Account Mandate and the Mortgages Trustee GIC Account Mandate;

         AVERAGE FIXED RATE LOAN BALANCE has the meaning given in the Funding Swap Agreement;

         AVERAGE TRACKER LOAN BALANCE has the meaning given in the Funding Swap Agreement;

         AVERAGE VARIABLE RATE LOAN BALANCE has the meaning given in the Funding Swap Agreement;

         BACS means the Bankers' Automated Clearing Service as amended from time to time or any scheme replacing the same;

         BANK ACCOUNT AGREEMENT means the agreement entered into on the Initial Closing Date between the Account Bank, the Mortgages Trustee, Funding and the Security Trustee which governs the operation of the Mortgages Trustee GIC Account, the Funding GIC Account and the Funding Transaction Account as amended by the Amendment Agreement to the Bank Account Agreement and the Second Amendment Agreement to the Bank Account Agreement;

         BANK ACCOUNTS means the Mortgages Trustee GIC Account, the Funding GIC Account, the Funding Transaction Account and any additional or replacement bank accounts opened in the name of either the Mortgages Trustee and/or Funding from time to time with the prior written consent of the Security Trustee and the Rating Agencies;

         BBB PRINCIPAL DEFICIENCY SUB LEDGER means the sub-ledger of the Principal Deficiency Ledger corresponding to the Term BBB Advances which was established on the Initial Closing Date in order to record any Losses allocated to the Funding Share of the Trust Property or the application of Funding Available Principal Receipts in paying interest on the Term Advances and certain amounts ranking in priority thereto in accordance with the Funding Pre-Enforcement Revenue Priority of Payments;

         BENEFICIARIES means both Funding and the Seller together, as beneficiaries of the Mortgages Trust;

         BORROWER means, in relation to a Loan, the individual or individuals specified as such in the relevant Mortgage together with the individual or individuals (if any) from time to time assuming an obligation to repay such Loan or any part of it;

         BUILDINGS POLICIES means:

         (a) all buildings insurance policies relating to freehold English Properties or any Scottish Properties which have been taken out in the name of the relevant Borrower (and, in the case of the Abbey National plc Policies, the Seller) in accordance with the applicable Mortgage Terms or the Alternative Insurance Recommendations; and

         (b) all landlord's buildings insurance policies relating to leasehold Properties;

         BULLET AMOUNT means the bullet amount(s) of the Term Advances, as set out in the relevant Issuer Master Definitions and Construction Schedule;

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         BULLET TERM ADVANCE means any term advance where the full amount of principal in respect of that term advance is scheduled for repayment on a single Interest Payment Date (being the Scheduled Repayment
         Date);

         BUSINESS DAY means a day that is each of a London Business Day, a New York Business Day and a TARGET Business Day;

         CAPITALISED ARREARS means, in relation to a Loan at any date (the DETERMINATION DATE), the amount (if any) at such date of any Arrears of Interest in respect of which, at the determination date, each of the following conditions has been satisfied:

         (a) the Seller has, by arrangement with the relevant Borrower, agreed to capitalise such Arrears of Interest; and

         (b) such Arrears of Interest have been capitalised and added, in the accounts of the Seller (or, if the determination date occurs after the Initial Closing Date, the Mortgages Trustee), to the principal amount outstanding in respect of such Loan;

         CAPITALISED EXPENSES means, in relation to a Loan, the amount of any expense, charge, fee, premium or payment (excluding, however, any Arrears of Interest) capitalised and added to the principal amount outstanding in respect of such Loan in accordance with the relevant Mortgage Terms (including for the avoidance of doubt, any High Loan-to-Value Fee);

         CAPITALISED INTEREST means the increase in the Outstanding Principal Balance of a Flexible Loan that occurs as a result of the relevant Borrower having taken a Payment Holiday or having made an Underpayment in respect of interest on that Flexible Loan, such increase to be in an amount equal to the accrued interest that was due but not paid;

         CAPPED RATE LOANS means those Loans that are subject to a maximum rate of interest and where the interest rate payable by the Borrower is the lesser of the SVR or, as the case may be, the Tracker Rate and such specified maximum rate of interest;

         CASH means cash and/or amounts standing to the credit of a bank account, as the context shall require;

         CASH ACCUMULATION LEDGER means a ledger, to be maintained by the Cash Manager under the Cash Management Agreement, which records the amounts accumulated by Funding to be set aside as a Series 1 Term AAA Cash Amount on a relevant Interest Payment Date in the Cash Accumulation Sub-Ledger for the relevant Issuer and/or will record the amount of Funding Principal Receipts saved by Funding to repay the relevant Bullet Term Advances and the relevant Scheduled Amortisation Term Advances;

         CASH ACCUMULATION PERIOD means the period beginning on the earlier of:

         (a)     the commencement of the Anticipated Cash Accumulation Period;
                 and

         (b) (i) four months prior to the Scheduled Repayment Date of the relevant Bullet Amount and/or, (ii) four months prior to the Interest Payment Date on which each and/or any Series 1 Term AAA Cash Amount is to be set aside by Funding provided that, in the case of each and/or any Series 1 Term AAA Cash Amount, if the Portfolio CPR falls below 15 per cent., such period shall be extended to eight months or such shorter

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                 period until the Interest Payment Date on which such Series 1
                 Term AAA Cash Amount is to be set aside by Funding,

         and ending when Funding has accumulated an amount equal to the relevant Bullet Amount for payment to the relevant Issuer (as shown on the Cash Accumulation Ledger) and/or an amount equal to the relevant Series 1 Term AAA Cash Amount which is to be set aside by Funding for the relevant Issuer (as shown on the Cash Accumulation Sub-Ledger for the relevant Issuer);

         CASH ACCUMULATION SUB-LEDGER means a sub-ledger of the Cash Accumulation Ledger which will be maintained by the Cash Manager under the Cash Management Agreement, to record the amounts accumulated by Funding to be set aside as a Series 1 Term AAA Cash Amount on a relevant Interest Payment Date;

         CASH MANAGEMENT AGREEMENT means the cash management agreement entered into on the Initial Closing Date between the Cash Manager, the Mortgages Trustee, Funding, and the Security Trustee, as amended by the Amendment Agreement to Cash Management Agreement, the Second Amendment Agreement to the Cash Management Agreement, the Third Amendment Agreement to the Cash Management Agreement and as amended and restated by the Amended and Restated Cash Management Agreement;

         CASH MANAGEMENT SERVICES means the cash management services set out in the Cash Management Agreement;

         CASH MANAGER means Abbey acting, pursuant to the Cash Management Agreement, as agent for the Mortgages Trustee, Funding and the Security Trustee inter alia to manage all cash transactions and maintain certain ledgers on behalf of the Mortgages Trustee and Funding;

         CASH MANAGER TERMINATION EVENT has the meaning given in Clause 13.1 of the Cash Management Agreement;

         CCA means the Consumer Credit Act 1974;

         CERTIFICATE OF TITLE means a solicitor's or licensed or qualified conveyancer's report or certificate of title obtained by or on behalf of the Seller in respect of each Property substantially in the form of the pro-forma set out in the Standard Documentation;

         CLASS A NOTES means the Class A First Issuer Notes, the Class A Second Issuer Notes, the Class A Third Issuer Notes, the Class A Fourth Issuer Notes, the Class A Fifth Issuer Notes, the Class A Sixth Issuer Notes, the Class A Seventh Issuer Notes, the Class A Eighth Issuer Notes, the Class A Ninth Issuer Notes, the Class A Tenth Issuer Notes, any class A notes issued by the Master Issuer and any class A notes issued by any New Issuer;

         CLEARING AGENCY means an agency registered under provisions of Section 17A of the United States Securities Exchange Act of 1934;

         CLEARING CORPORATION means a corporation within the meaning of the New York Uniform Commercial Code;

         CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme;

         CLOSING DATE means the Initial Closing Date, the Second Issuer Closing Date, the Third Issuer Closing Date, the Fourth Issuer Closing Date, the Fifth Issuer Closing Date, the Sixth

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         Issuer Closing Date, the Seventh Issuer Closing Date, the Eighth
         Issuer Closing Date, the Ninth Issuer Closing Date, the Tenth Issuer Closing Date, any Master Issuer Closing Date and any New Issuer Closing Date;

         CLOSING TRUST PROPERTY means the portfolio of Loans and their Related Security (including without limitation all Scottish Trust Property), held by the Mortgages Trustee on or about the applicable Closing Date other than:

         (a) any loans and their Related Security which have been redeemed in full or repurchased; and

         (b) any Loans and their Related Security which did not otherwise comply with the terms of the Mortgage Sale Agreement as at the relevant Assignment Date;

         COMPLETION means the completion of the sale and purchase of the Portfolio pursuant to and in accordance with Clause 6 of the Mortgage Sale Agreement;

         CONVENTION means the Modified Following Business Day Convention as defined in the 1991 ISDA Definitions;

         CORPORATE SERVICES AGREEMENT means the agreement dated on the Initial Closing Date and made between the Corporate Services Provider, Holdings, the First Issuer, Funding, the Mortgages Trustee, the Post Enforcement Call Option Holder, Abbey and the Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the First Issuer, Funding, the Mortgages Trustee, Holdings and the Post Enforcement Call Option Holder;

         CORPORATE SERVICES PROVIDER means Wilmington Trust SP Services (London) Limited or such other person or persons for the time being acting as Corporate Services Provider under the Corporate Services Agreement;

         CURRENT FUNDING SHARE means the amount of Trust Property beneficially owned by Funding from time to time, as determined in accordance with Clause 8 of the Mortgages Trust Deed;

         CURRENT FUNDING SHARE PERCENTAGE means the percentage share of Funding in the Trust Property from time to time, as determined in accordance with Clause 8 of the Mortgages Trust Deed;

         CURRENT SELLER SHARE means the amount of Trust Property, beneficially owned by the Seller from time to time, as determined in accordance with Clause 8 of the Mortgages Trust Deed;

         CURRENT SELLER SHARE PERCENTAGE means the percentage share of the Seller in the Trust Property from time to time as determined in accordance with Clause 8 of the Mortgages Trust Deed;

         CUSTOMER FILES means the file or files relating to each Loan containing, inter alia:
         Loan; and

         (a)     all material correspondence relating to that Loan; and

         (b) the completed mortgage documentation applicable to the Loan (other than the Title Deeds) including the Valuation Report and the solicitor's or licensed or qualified conveyancer's Certificate of Title,

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         whether original documentation, electronic form or otherwise;

         D.D. DATE means the date of delivery to the Account Bank or BACS (as the case may be) of such instructions as may be necessary from time to time for the debit of a Borrower's account in respect of which there is a direct debit mandate;

         DEED OF AMENDMENT means the deed so named dated the Third Issuer Closing Date amending the Funding Swap Agreement;

         DEED OF AMENDMENT TO MORTGAGES TRUST DEED means the deed so named dated the Second Issuer Closing Date;

         DEED OF CONSENT means a deed whereby a person in or intended to be in occupation of a Property agrees with the Seller to postpone his or her interest (if any) in the Property so that it ranks after the interest created by the relevant Mortgage;

         DEED OF POSTPONEMENT means a deed whereby a mortgagee or heritable creditor of a Property agrees with the Seller to postpone its mortgage or standard security over the Property so that the sums secured by it will rank for repayment after the sums secured by the relevant Mortgage;

         DEEMED AAA RATING means the deemed rating of a Term Advance Rating where the corresponding Notes are rated, on the Closing Date thereof, A-1+ by S&P, P-1 by Moody's and F1+ by Fitch;

         DEFERRED CONSIDERATION means in respect of each Interest Payment Date and on the date of repayment in full of all Intercompany Loans, the amount of (X) where the value of (X) is determined by applying the following formula:

         (X) = (A - (B + C))

         where:

         A is an amount equal to Funding Available Revenue Receipts as determined by the Cash Manager on the Intercompany Loan Determination Date immediately preceding the relevant Interest Payment Date;

         B is an amount equal to the amount to be applied by the Cash Manager on the relevant Interest Payment Date in making payment or provision in and towards satisfaction of items (a) to (r) and items (t) to (v) of the Funding Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (l) of the Funding Post Enforcement Priority of Payments; and

         C is an amount equal to all Funding Revenue Receipts received from the Mortgages Trustee during the relevant Interest Period multiplied by 0.01% per annum, PROVIDED THAT, for the avoidance of doubt, if the amount of (X) for any Interest Payment Date (or the date of repayment in full of all Intercompany Loans) shall be equal to or less than zero the Deferred Consideration shall be zero and no payment shall be due from Funding to the Seller pursuant to item (x) of the Funding Pre-Enforcement Revenue Priority of Payments or, as the case may be, item (n) of the Funding Post Enforcement Priority of Payments;

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         DELAYED CASHBACK means in relation to any Loan, an agreement by the
         Seller to pay an amount to the relevant Borrower after a specified period of time following completion of the relevant Loan;

         DILIGENCE means the process (under Scots law) by which a creditor attaches the property of a debtor to implement or secure a court decree or judgment;

         DIRECT DEBITING SCHEME means the scheme for the manual or automated debiting of bank accounts operated in accordance with the detailed rules of certain members of the Association for Payment Clearing Services;

         DISTRIBUTION DATE means the eighth day of each month or, if not a London Business Day, the next succeeding London Business Day, or as the case may be, the date that Funding acquires a portion of the Current Seller Share of the Trust Property pursuant to Clause 4 of the Mortgages Trust Deed or as the case may be, the date that Funding pays moneys (excluding Deferred Consideration) to the Seller in consideration of the Seller assigning New Loans to the Mortgages Trustee pursuant to Clause 4 of the Mortgage Sale Agreement;

         DISTRIBUTION PERIOD means the period from and including a Distribution Date to but excluding the next following Distribution Date;

         DOWNGRADE TERMINATION EVENT means, in respect of the Funding Swap Agreement, the additional termination events set forth in Part 5(k) of the Schedule to the ISDA Master Agreement applicable thereto;

         DOWNGRADE TERMINATION PAYMENT means a termination payment due and payable to the Funding Swap Provider following the occurrence of a Downgrade Termination Event under the Funding Swap Agreement;

         DRAWDOWN DATE means, in respect of the First Issuer Intercompany Loan, the Initial Closing Date; in respect of the Second Issuer Intercompany Loan, the Second Issuer Closing Date; in respect of the Third Issuer Intercompany Loan, the Third Issuer Closing Date; in respect of the Fourth Issuer Intercompany Loan, the Fourth Issuer Closing Date; in respect of the Fifth Issuer Intercompany Loan, the Fifth Issuer Closing Date; in respect of the Sixth Issuer Intercompany Loan, the Sixth Issuer Closing Date; in respect of the Seventh Issuer Intercompany Loan, the Seventh Issuer Closing Date; in respect of the Eighth Issuer Intercompany Loan, the Eighth Issuer Closing Date; in respect of the Ninth Issuer Intercompany Loan, the Ninth Issuer Closing Date; in respect of the Tenth Issuer Intercompany Loan, the Tenth Issuer Closing Date; in respect of the Master Issuer Intercompany Loan, any Master Issuer Closing Date and in respect of any New Intercompany Loan, the date on which the New Term Advances thereunder are made;

         DRAWDOWN NOTICE means, in respect of an Intercompany Loan, a notice delivered by Funding to the Issuer and the Security Trustee requesting a drawing under that Intercompany Loan Agreement;

         DTC means The Depository Trust Company;

         DTI means the Department of Trade and Industry;

         EARLY REPAYMENT FEE means any fee which a Borrower is required to pay in the event that he or she is in default or his or her Loan becomes repayable for any other mandatory reason or he or she repays all or any part of the relevant Loan before a specified date;

         EIGHTH START-UP LOAN means the start-up loan that the Eighth Start-up Loan Provider made available to Funding pursuant to the Eighth Start-up Loan Agreement;

         EIGHTH START-UP LOAN AGREEMENT means the agreement entered into on or about the Eighth Issuer Closing Date between Funding, the Eighth Start-up Loan Provider and the Security Trustee relating to the provision of the Eighth Start-up Loan to Funding;

         EIGHTH START-UP LOAN PROVIDER means Abbey, in its capacity as provider of the Eighth Start-up Loan;

         ENCUMBRANCE has the same meaning as SECURITY INTEREST;

         ENFORCEMENT PROCEDURES means the procedures for the enforcement of Mortgages undertaken by the Servicer from time to time in accordance with the Seller's Policy;

         ENGLISH LOAN means a Loan secured by an English Mortgage;

         ENGLISH MORTGAGE means a Mortgage secured over an English Property;

         ENGLISH MORTGAGE CONDITIONS means the Mortgage Conditions applicable to English Loans;

         ENGLISH PROPERTY means a Property situated in England or Wales;

         EUROCLEAR means Euroclear Bank S.A./N.V., as operator of the Euroclear System or the successor for the time being to such business;

         EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended;

         EXHIBIT means the exhibit to the Mortgage Sale Agreement which sets out details of the Provisional Portfolio and the Standard Documentation;

         FIFTH ISSUER means Holmes Financing (No.5) PLC;

         FIFTH ISSUER CLOSING DATE means 8th November, 2001;

         FIFTH START-UP LOAN means the start-up loan that the Fifth Start-up Loan Provider made available to Funding pursuant to the Fifth Start-up Loan Agreement;

         FIFTH START-UP LOAN AGREEMENT means the agreement entered into on or about the Fifth Issuer Closing Date between Funding, the Fifth Start-up Loan Provider and the Security Trustee relating to the provision of the Fifth Start-up Loan to Funding;

         FIFTH START-UP LOAN PROVIDER means Abbey, in its capacity as provider of the Fifth Start-up Loan;

         FINAL NINTH ISSUER SERIES 1 TERM AAA ADVANCE INTEREST PERIOD means the period from, and including, the Interest Payment Date falling in October 2006 to, but excluding, the Ninth Issuer Series 1 Term AAA Advance Maturity Date;

         FINAL MATURITY DATE means the interest payment date falling in the month indicated for such series and class (or sub-class) of Notes in the applicable Final Terms;

         FINAL REPAYMENT DATE means the final repayment date of each Term Advance, as specified in the relevant Issuer Master Definitions and Construction Schedule;

         FINAL TERMS means, in relation to any series and class (or sub-class) of Master Issuer Notes, the final terms or US Prospectus Supplement (as applicable) issued in relation to such series and class (or sub-class) of Notes as a supplement to the Conditions and giving details of, inter alia, the amount and price of such series and class (or sub-class) of Master Issuer Notes;

         FINANCIAL YEAR means the twelve month period ending on the last day of the calendar year;

         FIRST DEED OF ACCESSION means the deed of accession to the Funding Deed of Charge dated the Second Issuer Closing Date;

         FIRST DEED OF ACCESSION TO THE AMENDED AND RESTATED FUNDING DEED OF CHARGE means the deed of accession to the Amended and Restated Funding Deed of Charge entered into on the Seventh Issuer Closing Date;

         FIRST ISSUER means Holmes Financing (No. 1) PLC;

         FIRST RESERVE FUND means a fund established from the proceeds of the First Start-up Loan Agreement, the Second Start-up Loan Agreement, the Third Start-up Loan Agreement, the Eighth Start-Up Loan Agreement, the Tenth Start-Up Loan Agreement, the Issue 2007-1 Start-up Loan Agreement, any New Start-up Loan Agreement and the Funding Reserve Fund which may be used by Funding to meet any deficit in revenue or to repay amounts of principal on Term AAA Advances;

         FIRST RESERVE FUND REQUIRED AMOUNT means that amount specified in the relevant Final Terms;

         FIRST RESERVE FUND ADDITIONAL REQUIRED AMOUNT means that amount specified in the relevant Final Terms;

         FIRST RESERVE FUND TERM ADVANCES means: (i) on the applicable Scheduled Repayment Date of each Bullet Term Advance, that Bullet Term Advance, (ii) on the final maturity date of each Note in respect of which a corresponding Scheduled Amortisation Term Advance (which is a Term AAA Advance) has been made, that Scheduled Amortisation Term Advance, and (iii) on the Final Repayment Date of each Pass Through Term-Advance (which is a Term AAA Advance), that Pass Through Term Advance;

         FIRST RESERVE LEDGER means the ledger that shall be maintained by the Cash Manager pursuant to the Cash Management Agreement to record the balance from time to time of the First Reserve Fund;

         FIRST START-UP LOAN means the start-up loan that the Start-up Loan Provider made available to Funding pursuant to the First Start-up Loan Agreement;

         FIRST START-UP LOAN AGREEMENT means the agreement entered into on or about the Initial Closing Date between Funding, the First Start-up Loan Provider and the Security Trustee relating to the provision of the First Start-up Loan to Funding;

         FIRST START-UP LOAN PROVIDER means the Start-Up Loan Provider in its capacity as provider of the First Start-Up Loan;

         FITCH means Fitch Ratings Limited;

         FIXED RATE LOANS means those Loans where the interest rate payable by the Borrower does not vary and is fixed for a certain period of time by the Seller together with such Capped Rate Loans which are no longer subject to their variable rates of interest but instead subject to interest at their specified capped rates;

         FLEXIBLE LOAN means a type of Loan product that typically incorporates features that give the Borrower options to, among other things, make further drawings on the loan account and/or to overpay or underpay interest and principal in a given month and for the avoidance of doubt includes Flexible Plus Loans;

         FLEXIBLE LOAN CONDITIONS means Mortgage Conditions applicable to any Flexible Loan;

         FLEXIBLE LOAN DRAWING means any further drawing of monies made by a Borrower under a Flexible Loan other than the Initial Advance (but including any Capitalised Interest);

         FLEXIBLE PLUS LOANS means Flexible Loans governed under Mortgage Conditions with reference MORT 0201/May 2003 and any subsequent amendment or replacement therefor acceptable to a reasonable prudent mortgage lender;

         FOURTH DEED OF ACCESSION means the deed of accession to the Funding Deed of Charge dated the Fifth Issuer Closing Date;

         FOURTH ISSUER means Holmes Financing (No. 4) PLC;

         FOURTH ISSUER CLOSING DATE means 5th July, 2001;

         FOURTH START-UP LOAN means the start-up loan that the Fourth Start-up Loan Provider made available to Funding pursuant to the Fourth Start-up Loan Agreement;

         FOURTH START-UP LOAN AGREEMENT means the agreement entered into on or about the Fourth Issuer Closing Date between Funding, the Fourth Start-up Loan Provider and the Security Trustee relating to the provision of the Fourth Start-up Loan to Funding;

         FOURTH START-UP LOAN PROVIDER means Abbey, in its capacity as provider of the Fourth Start-up Loan;

         FSMA means the Financial Services and Markets Act 2000 as amended, supplemented and replaced from time to time;

         FUNDING means Holmes Funding Limited;

         FUNDING 2 means the new entity, being a wholly owned subsidiary of Holdings which may be established by Holdings, from time to time to issue new Notes and (with the agreement of the Seller and Funding) to acquire an interest in the Trust Property;

         FUNDING AGREEMENTS or FUNDING TRANSACTION DOCUMENTS means each of the Transaction Documents to which Funding is a party including the Servicing Agreement, the Mortgages Trust Deed, the Abbey Deed and Power of Attorney, the Funding Deed of Charge, the Funding Swap Agreement, the Corporate Services Agreement, the First Issuer Intercompany Loan Agreement, the Second Issuer Intercompany Loan Agreement, the Third Issuer Intercompany Loan Agreement, the Fourth Issuer Intercompany Loan Agreement, the Fifth Issuer Intercompany Loan Agreement, the Sixth Issuer Intercompany Loan Agreement, the Seventh Issuer Intercompany Loan Agreement, the Eighth Issuer

         Intercompany Loan Agreement, the Ninth Issuer Intercompany Loan Agreement, the Tenth Issuer Intercompany Loan Agreement, the Master Intercompany Loan Agreement including any Master Intercompany Loan thereunder, the Cash Management Agreement, the Bank Account Agreement, the Funding Guaranteed Investment Contract, the First Start-up Loan Agreement, the Second Start-up Loan Agreement, the Third Start-up Loan Agreement, the Fourth Start-up Loan Agreement, the Fifth Start-up Loan Agreement, the Sixth Start-up Loan Agreement, the Seventh Start-up Loan Agreement, the Eighth Issuer Start-up Loan Agreement, the Ninth Issuer Start-up Loan Agreement, the Tenth Issuer Start-up Loan Agreement, the Issue 2007-1 Start-up Loan Agreement the Mortgage Sale Agreement, each Scottish Trust Deed, the Seller Power of Attorney, the Insurance Acknowledgements and all other agreements referred to therein or otherwise referred to as "Funding Agreements" in each Accession Undertaking entered into by, inter alios, Funding and the Security Trustee, from time to time;

         FUNDING AVAILABLE PRINCIPAL RECEIPTS means on the relevant Intercompany Loan Determination Date, an amount equal to the aggregate of:

         (a) all Funding Principal Receipts received during the Interest Period ending on the immediately following Interest Payment Date (or in the case of any distribution made on the Ninth Issuer Series 1 Term AAA Advance Maturity Date all Funding Principal Receipts received by Funding during the Final Ninth Issuer Series 1 Term AAA Advance Interest Period) and any other amounts standing to the credit of the Funding Principal Ledger;

         (b) the amounts standing to the credit of the Cash Accumulation Ledger which have been accumulated to repay a Bullet Term Advance and/or, as applicable, a Scheduled Amortisation Term Advance which has become due and payable on the next Interest Payment Date (including for the avoidance of doubt all Series 1 Term AAA Cash Amounts standing to the credit of the Cash Accumulation Sub-Ledger of the relevant Issuer which are to be applied on the Ninth Issuer Series 1 Term AAA Advance Maturity Date or, as applicable, the next interest payment date to repay the Ninth Issuer Series 1 Term AAA Advance );

         (c) the amounts (if any) to be credited to the Principal Deficiency Ledger pursuant to items (f), (h), (j) and (l) in the Funding Pre-Enforcement Revenue Priority of Payments on the immediately following Interest Payment Date;

         (d) prior to the enforcement of the Funding Security and in respect of the First Reserve Fund Term Advances only, the amount standing to the credit of the First Reserve Ledger (but less any amounts applied or to be applied on the immediately following Interest Payment Date in payment of interest and other revenue expenses as set out above in items (a) to (m) inclusive of the Funding Pre-Enforcement Revenue Priority of Payments); and

         (e) prior to the enforcement of the Funding Security or the occurrence of an Asset Trigger Event, in respect of the Funding Liquidity Reserve Fund Term Advances only, the amount standing to the credit of the Funding Liquidity Reserve Ledger (if applicable) (but less any amounts applied or to be applied on the immediately following Interest Payment Date in payment of interest and other revenue expenses as set out above in items (a) to (m) inclusive of the Funding Pre-Enforcement Revenue Priority of Payments);

         less

         (f) the amount of Funding Principal Receipts (if any) to be applied on the immediately following Interest Payment Date (or, as applicable, the Ninth Issuer Series 1 Term AAA Advance Maturity Date) to pay items (a) to (e) (inclusive), (g), (i) and (k) of the Funding Pre-Enforcement Revenue Priority of Payments,

         provided that the Funding Available Principal Receipts applied on the Ninth Issuer Series 1 Term AAA Advance Maturity Date shall be deducted from the Funding Available Principal Receipts for the January 2007 Interest Period.

         FUNDING AVAILABLE REVENUE RECEIPTS means on the relevant Intercompany Loan Determination Date, an amount equal to the aggregate of:

         (a) all Funding Revenue Receipts received during the Interest Period ending on the immediately following Interest Payment Date (or, in the case of the Ninth Issuer Series 1 Term AAA Advance Maturity Date, all Mortgages Trust Available Revenue Receipts distributed to Funding during the Final Ninth Issuer Series 1 Term AAA Advance Interest Period);

         (b) other net income of Funding including all amounts of interest received on the Funding Bank Accounts and/or Authorised Investments, amounts received by Funding under the Funding Swap Agreement (other than (i) any early termination amount received by Funding under the Funding Swap Agreement which are to be applied to acquire a new swap, if required and (ii) any amount to be credited to any account established by Funding to deposit any collateral received by Funding under the Funding Swap Agreement (including interest arising in respect thereof), subject always to the provisions of Clause 4.7 of the Cash Management Agreement except that such amounts shall comprise Funding Available Revenue Receipts for the purposes of the Funding Pre-Enforcement Revenue Priority of Payments subject to the terms thereof) and any payment made by Seller pursuant to Clause 5.2 of the Mortgages Trust Deed, in each case to be received on or prior to the immediately following Interest Payment Date (or as applicable, the Ninth Issuer Series 1 Term AAA Advance Maturity Date); and

         (c) in the event that the amounts determined in accordance with paragraphs (a) and (b) above would cause a Funding Income Deficit (but, for the purpose of this paragraph (c) only, as if the definition of "Funding Available Revenue Receipts" as used in the definition of "Funding Income Deficit" did not include amounts standing to the credit of the First Reserve Fund, the Funding Liquidity Reserve Fund (if established), the Second Reserve Fund and the Funding Reserve Fund), the amount standing to the credit of the First Reserve Ledger representing the First Reserve Fund as at that Intercompany Loan Determination Date to the extent of such Funding Income Deficit;

         (d) if, after application of the amounts standing to the credit of the First Reserve Ledger representing the First Reserve Fund, there would still remain a Funding Income Deficit (calculated as described in paragraph (c) above, but including the amount standing to the credit of the First Reserve Ledger), then either:

                         (1) if the Funding Liquidity Reserve Ledger has been established, the amount standing to the credit of the Funding Liquidity Reserve Ledger representing the Funding Liquidity Reserve Fund as at that Intercompany Loan Determination Date; or

                         (2) if the Funding Liquidity Reserve Ledger has not been established, the amount standing to the credit of the Second Reserve Ledger representing the Second Reserve Fund as at that Intercompany Loan Determination Date;

                         in each case to the extent of such Funding Income Deficit;

         (e) if the Funding Liquidity Reserve Fund has been established and, after application of the amounts standing to the credit of the Funding Liquidity Reserve Ledger representing the Funding Liquidity Reserve Fund, there would still remain a Funding Income Deficit (calculated as described in paragraph
                 (c) above, but including the amounts standing to the credit of the First Reserve Ledger and the Funding Liquidity Reserve Ledger), the amount standing to the credit of the Second Reserve Ledger representing the Second Reserve Fund as at that Intercompany Loan Determination Date to the extent of such Funding Income Deficit; and

         (f) if after application of the amounts standing to the credit of any Funding Liquidity Reserve Ledger representing the Funding Liquidity Reserve Fund and the amounts standing to the credit of the Second Reserve Ledger representing the Second Reserve Fund, there would still remain a Funding Income Deficit (calculated as described in paragraph (c) above, but including the amounts standing to the credit of the First Reserve Ledger, the Funding Liquidity Reserve Ledger and the Second Reserve Ledger), the amount standing to the credit of the Funding Reserve Ledger representing the Funding Reserve Fund as at that Intercompany Loan Determination Date to the extent of such Funding Income Deficit, provided that the Funding Available Revenue Receipts applied on the Ninth Issuer Series 1 Term AAA Advance Maturity Date shall be deducted from the Funding Available Revenue Receipts for the January 2007 Interest Period;

         FUNDING BANK ACCOUNTS means the Funding GIC Account, the Funding Transaction Account and such other bank account(s) held in the name of Funding with the approval of the Security Trustee from time to time;

         FUNDING CHARGED PROPERTY means the property charged by Funding pursuant to Clauses 3.1 to 3.5 (inclusive) of the Funding Deed of Charge;

         FUNDING DEED OF CHARGE means the deed of charge entered into on the Initial Closing Date between inter alia, Funding, the First Issuer, the Corporate Services Provider, the Account Bank, the Funding GIC Provider, the Security Trustee, the Seller, the Start-up Loan Provider, the Cash Manager, and the Funding Swap Provider as supplemented and amended by the First Deed of Accession, the Second Deed of Accession, the Third Deed of Accession, the Fourth Deed of Accession, as amended and restated on or about the Sixth Issuer Closing Date, as further amended by the First Deed of Accession to the Amended and Restated Funding Deed of Charge on or about the Seventh Issuer Closing Date, as further amended by the Second Deed of Accession to the Amended and Restated Funding Deed of Charge on or about the Eighth Issuer Closing Date, as further amended by the Third Deed of Accession to the Amended and Restated Funding Deed of Charge on or about the Ninth Issuer Closing Date as further amended by the Fourth Deed of Accession on or about the Tenth Issuer Closing Date, as amended and restated on or about the Programme Date, as amended and restated on or about the 2007-1 Closing Date and (as the same may be amended, restated, supplemented, replaced or novated from time to time);

         FUNDING GIC ACCOUNT means the account in the name of Funding (sort code 09-02-40, account number 00008259) held at the Account Bank and maintained subject to the terms of the Funding Guaranteed Investment Contract, the Bank Account Agreement and the Funding Deed of Charge or such additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

         FUNDING GIC ACCOUNT AGREEMENT has the same meaning as FUNDING GUARANTEED INVESTMENT CONTRACT;

         FUNDING GIC ACCOUNT MANDATE means the bank account mandate between Funding and the Account Bank relating to the operation of the Funding GIC Account;

         FUNDING GIC BALANCE means, on any day during an Interest Period, the amount standing to the credit of the Funding GIC Account as at the opening of business on such day;

         FUNDING GIC PROVIDER means Abbey acting pursuant to the Funding Guaranteed Investment Contract and/or such other person for the time being acting as provider of a guaranteed investment contract to Funding;

         FUNDING GIC RATE means the rate of interest accruing on the balance standing to the credit of the Funding GIC Account equal to a rate of three month LIBOR in respect of a Loan Determination Period;

         FUNDING GUARANTEED INVESTMENT CONTRACT or FUNDING GIC ACCOUNT AGREEMENT means the guaranteed investment contract entered into on or about the Initial Closing Date between Funding, the Funding GIC Provider, the Cash Manager and the Security Trustee, in relation to interest to be earned on the Funding GIC Balance;

         FUNDING INCOME DEFICIT means the amount of the shortfall between Funding Available Revenue Receipts and the amounts required to pay items (a) to (e) (inclusive), (g), (i) and (k) of the Funding Pre-Enforcement Revenue Priority of Payments;

         FUNDING LEDGERS means the Funding Principal Ledger, the Funding Revenue Ledger, the First Reserve Ledger, the Second Reserve Ledger, the Funding Liquidity Reserve Ledger, the Principal Deficiency Ledger, the Intercompany Loan Ledger, the Cash Accumulation Ledger and the Funding Reserve Ledger;

         FUNDING LIQUIDITY FACILITY AGREEMENT means the liquidity facility agreement which was terminated on 17 December 2005;

         FUNDING LIQUIDITY FACILITY STAND-BY ACCOUNT means an account no longer required further to the termination of the Funding Liquidity Facility Agreement;

         FUNDING LIQUIDITY RESERVE FUND means the reserve fund to be established following a Funding Liquidity Reserve Relevant Event to meet interest and principal (in limited circumstances) on all the outstanding Notes;

         FUNDING LIQUIDITY RESERVE FUND TERM ADVANCES means (i) on the applicable Scheduled Repayment Date of each Bullet Term Advance, that Bullet Term Advance, (ii) on the final Scheduled Repayment Date of each Scheduled Amortisation Term Advance which is a Term AAA Advance, that Scheduled Amortisation Term Advance, and (iii) on the Final Repayment Date of each Pass-Through Term Advance which is a Term AAA Advance, that Pass-Through Term Advance;

         FUNDING LIQUIDITY RESERVE LEDGER means the ledger that shall be maintained by the Cash Manager pursuant to the Cash Management Agreement to record the balance from time to time of the Funding Liquidity Reserve Fund;

         FUNDING LIQUIDITY RESERVE RELEVANT EVENT means, in relation to the Seller, the downgrade on any day of the Seller's long-term, unsecured, unsubordinated and unguaranteed debt obligations to below A3 by Moody's or A- by Fitch (unless Moody's or Fitch, as applicable, confirms that the then current ratings of the Notes will not be adversely affected by the ratings downgrade);

         FUNDING LIQUIDITY RESERVE REQUIRED AMOUNT means, on any Interest Payment Date, an amount equal to the excess, if any, of 3 per cent. of the aggregate outstanding balance of the Notes on that Interest Payment Date over amounts standing to the credit of the First Reserve Fund on that Interest Payment Date;

         FUNDING POST-ENFORCEMENT PRIORITY OF PAYMENTS means the order of priority in which the Security Trustee will apply all monies following a Funding Event of Default and enforcement of the Funding Security (as set out in Part III of Schedule 3 to the Funding Deed of Charge);

         FUNDING POWER OF ATTORNEY means the power of attorney granted by Funding in favour of the Security Trustee on the Initial Closing Date, substantially in the form set out in Schedule 1 to the Funding Deed of Charge;

         FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the order of priority in which Funding Available Revenue Receipts will be applied prior to the enforcement of the Funding Security (as set out in Part I of Schedule 3 to the Funding Deed of Charge);

         FUNDING PRINCIPAL PRIORITIES OF PAYMENTS means the order of priority for the application of Funding Available Principal Receipts, prior to enforcement of the Funding Security, set out in Part II of Schedule 3 to the Funding Deed of Charge;

         FUNDING PRINCIPAL LEDGER means the ledger on which receipts and payments of Funding Principal Receipts will be recorded by the Cash Manager;

         FUNDING PRINCIPAL RECEIPTS means the Funding Share of Principal Receipts received by Funding from the Mortgages Trustee on each Distribution Date;

         FUNDING PRIORITY OF PAYMENTS means, as applicable, the Funding Post-Enforcement Priority of Payments, the Funding Pre-Enforcement Revenue Priority of Payments and/or, as the case may be, the Funding Principal Priorities of Payment;

         FUNDING RESERVE FUND means a fund established from Funding Available Revenue Receipts under the Cash Management Agreement after Funding has paid all of its obligations in respect of items ranking higher than item (s) of the Funding Pre-Enforcement Revenue Priority of Payments on each Interest Payment Date;

         FUNDING RESERVE LEDGER means a ledger maintained by the Cash Manager to record any amounts credited to the Funding Reserve Fund from the excess Funding Available Revenue Receipts, and any subsequent withdrawals in respect of the Funding Reserve Fund;

         FUNDING RESERVE FUND REQUIRED AMOUNT means, at any time, the amount specified as such in the relevant Final Terms in connection with the most recent issuance of Notes;

         FUNDING REVENUE LEDGER means the ledger on which the Cash Manager will record all monies received by Funding during an Interest Period (other than the Funding Principal Receipts and collateral (including interest and other sums derived thereon or therefrom) received by Funding under a Funding Swap Agreement);

         FUNDING REVENUE RECEIPTS means the Funding Share of Mortgages Trustee Available Revenue Receipts received by Funding from the Mortgages Trustee on each Distribution Date;

         FUNDING SECURED CREDITORS means the Security Trustee, the Funding Swap Provider, the Cash Manager, the Account Bank, the Funding GIC Provider, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Tenth Issuer, the Master Issuer, the Seller, the Corporate Services Provider, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start up Loan Provider, the Sixth Start-up Loan Provider, the Seventh Start-up Loan Provider, the Eighth Start-up Loan Provider, the Tenth Start-up Loan Provider, the Issue 2007-1 Start-up Loan Provider and such other creditors of Funding who accede to the Funding Deed of Charge from time to time pursuant to an Accession Undertaking (including, for the avoidance of doubt, any New Issuer);

         FUNDING SECURED OBLIGATIONS means the moneys and liabilities which Funding covenants and undertakes in Clause 2 of the Funding Deed of Charge to pay or discharge and all claims, demands or damages for breach of any such covenant, and references to Funding Secured Obligations includes references to any of them;

         FUNDING SECURITY means the security granted by Funding to the Security Trustee under the terms of the Funding Deed of Charge;

         FUNDING SHARE means, prior to the first Distribution Date, the Initial Funding Share and thereafter means the Current Funding Share;

         FUNDING SHARE PERCENTAGE means, prior to the first Distribution Date, the Initial Funding Share Percentage and thereafter means the Current Funding Share Percentage;

         FUNDING SHARE/SELLER SHARE LEDGER means the ledger to be maintained by the Cash Manager, on behalf of the Mortgages Trustee and the Beneficiaries, to record the Current Funding Share, the Current Funding Share Percentage, the Current Seller Share and the Current Seller Share Percentage of the Trust Property;

         FUNDING SWAP means the amended and restated swap documented on the Second Issuer Closing Date and amended on the Third Issuer Closing Date, on the Seventh Issuer Closing Date, on the Eighth Issuer Closing Date and on the Ninth Issuer Closing Date under the Funding Swap Agreement which enables Funding to hedge against the possible variance between the fixed rates of interest payable on the Fixed Rate Loans and a LIBOR based rate for three-month sterling deposits, the possible variance between the rates of interest payable on the Tracker Loans and a LIBOR based rate for three-month sterling deposits and the possible variance between the SVR payable on the Variable Rate Loans and a LIBOR based rate for three-month sterling deposits;

         FUNDING SWAP AGREEMENT means the ISDA Master Agreement and schedule relating to the Funding Swap amended and restated on or about the Second Issuer Closing Date, on or about the Seventh Issuer Closing Date, on or about the Eighth Issuer Closing Date and on or about the Ninth Issuer Closing Date and the confirmation documented thereunder entered into on or about the Second Issuer Closing Date, as amended by the Deed of Amendment each between Funding, the Funding Swap Provider and the Security Trustee;

         FUNDING SWAP PROVIDER means Abbey National Treasury Services plc acting in its capacity as the Funding Swap Provider pursuant to the Funding Swap Agreement;

         FUNDING SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Funding Swap Agreement) where the Funding Swap Provider is the Defaulting Party (as defined in the Funding Swap Agreement);

         FUNDING TRANSACTION ACCOUNT means the account in the name of Funding (account no. 00008258, sort code 09-02-40) held with the Account Bank and maintained subject to the terms of the Bank Account Agreement and the Funding Deed of Charge or such other account as may for the time being be in place with the prior consent of the Security Trustee and designated as such;

         FUNDING TRANSACTION ACCOUNT MANDATE means the bank account mandate between Funding and the Account Bank relating to the operation of the Funding Transaction Account;

         FUNDING TRANSACTION DOCUMENTS has the same meaning as FUNDING
         AGREEMENTS;

         FURTHER ADVANCE means in relation to a Loan, any advance of further money to the relevant Borrower following the making of the Initial Advance which is secured by the same Mortgage as the Initial Advance but does not include the amount of any retention advanced to the relevant Borrower as part of the Initial Advance after completion of the Mortgage and does not include a Flexible Loan Drawing;

         FURTHER AMENDED AND RESTATED MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means this schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on or about the 2007-1 Closing Date (as the same may be amended, restated, supplemented, replaced or novated from time to time);

         FUTURE TRUST PROPERTY means any or all New Portfolios assigned or to be assigned to the Mortgages Trustee after the Initial Closing Date;

         HIGH LOAN-TO-VALUE FEE means any fee incurred by a Borrower as a result of taking out a Loan with an LTV ratio in excess of a certain percentage specified in the Offer Conditions;

         HOLDING COMPANY means a holding company within the meaning of Section 736 of the Companies Act 1985;

         HOLDINGS means Holmes Holdings Limited (registered number 3689577), a limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN;

         ICTA means the Income and Corporation Taxes Act 1988;

         INITIAL ADVANCE means, in respect of any Loan, the original principal amount advanced by the Seller including any retention(s) advanced to the relevant Borrower after the date of the Mortgage but excluding any
         (a) High Loan-to-Value Fee, (b) Further Advance, (c) Flexible Loan Drawing and (d) Early Repayment Fee relating to any such Loan;

         INITIAL CLOSING DATE means 26th July, 2000;

         INITIAL CLOSING TRUST PROPERTY means the Initial Portfolio assigned by the Seller to the Mortgages Trustee on the Initial Closing Date;

         INITIAL CONSIDERATION is the sum of [POUND]2,256,000,000 paid by Funding to the Seller in consideration of the Seller's assignment of the Initial Portfolio (together with any Accrued Interest and Arrears of Interest as at the Initial Closing Date) to the Mortgages Trustee and the Funding Share thereof;

         INITIAL FUNDING SHARE means the share of Funding in the Trust Property on the Initial Closing Date, being an amount equal to [POUND]2,256,000,000;

         INITIAL FUNDING SHARE PERCENTAGE means the percentage share of Funding in the Trust Property on the Initial Closing Date being 35.25 per cent.;

         INITIAL LOANS means the portfolio of residential first mortgage loans assigned by the Seller to the Mortgages Trustee on the Initial Closing Date pursuant to the Mortgage Sale Agreement;

         INITIAL PORTFOLIO means the Provisional Portfolio other than any Loan and its Related Security redeemed in full on or before the Initial Closing Date;

         INITIAL RELATED SECURITY means the Related Security assigned by the Seller to the Mortgages Trustee on the Initial Closing Date pursuant to the Mortgage Sale Agreement;

         INITIAL RELEVANT SCREEN RATE in relation to the Notes has the meaning given in Condition 4(C) and, in relation to any Intercompany Loan, has the meaning given to it in the relevant Intercompany Loan Confirmation;

         INITIAL SELLER SHARE means the share of the Seller in the Trust Property on the Initial Closing Date being an amount equivalent to [POUND]4,143,214,202.63;

         INITIAL SELLER SHARE PERCENTAGE means the percentage share of the Seller in the Trust Property on the Initial Closing Date being 64.75 per cent.;

         INITIAL TRUST PROPERTY means the sum of [POUND]100 (one hundred pounds) that SPV Management Limited (now Wilmington Trust SP Services (London) Limited) settled on trust and held on trust absolutely as to both capital and income by the Mortgages Trustee for the benefit of the Seller and Funding pursuant to Clause 2.1 of the Mortgages Trust Deed;

         INSOLVENCY EVENT in respect of the Seller, the Servicer or the Cash Manager (each, for the purposes of this definition, a "RELEVANT ENTITY") means:

         (a) an order is made or an effective resolution passed or documents filed contemplating the winding up or administration of the Relevant Entity;

         (b) the Relevant Entity ceases or threatens to cease to carry on its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent; and

         (c) proceedings (including, but not limited to, presentation of an application for an administration order, the filing of documents with the court for the appointment of an administrator or the service of a notice of intention to appoint an administrator) are initiated against the Relevant Entity under any applicable liquidation, administration, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws, save where such proceedings are being contested in good faith, or an administrative or other receiver, administrator or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity or the appointment of an administrator takes effect; or a distress, execution or diligence or other process is enforced upon the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within fifteen London business days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, reorganisation or other similar laws or takes steps in relation to the appointment of an administrator out of court or makes a conveyance or assignment for the benefit of its creditors generally or takes steps with a view to obtaining a moratorium in respect of any indebtedness;

         INSURANCE ACKNOWLEDGEMENTS means, in the case of the Abbey Policies and the Properties in Possession Policy, a letter from the relevant insurer substantially in the form set out in Schedules 10 and 11, respectively, to the Mortgage Sale Agreement;

         INSURANCE POLICIES means the Buildings Policies and the Abbey Insurance Policies and INSURANCE POLICY shall be construed accordingly;

         INTERCOMPANY LOAN AGREEMENTS means the First Issuer Intercompany Loan Agreement, the Second Issuer Intercompany Loan Agreement, the Third Issuer Intercompany Loan Agreement, the Fourth Issuer Intercompany Loan Agreement, the Fifth Issuer Intercompany Loan Agreement, the Sixth Issuer Intercompany Loan Agreement, the Seventh Issuer Intercompany Loan Agreement, the Eighth Issuer Intercompany Loan Agreement, the Ninth Issuer Intercompany Loan Agreement, the Tenth Issuer Intercompany Loan Agreement, the Master Issuer Intercompany Loan Agreement and any New Intercompany Loan Agreement and INTERCOMPANY LOAN AGREEMENT means any one of them;

         INTERCOMPANY LOAN CONFIRMATION means a document substantially in the form set out in Schedule 3 to the Intercompany Loan Terms and Conditions confirming the principal terms of each Intercompany Loan Agreement between Funding and the relevant Issuer;

         INTERCOMPANY LOAN DETERMINATION DATE means the first day of the relevant Interest Period;

         INTERCOMPANY LOAN ENFORCEMENT NOTICE means a notice served by the Security Trustee on Funding following the occurrence of an Intercompany Loan Event of Default, pursuant to Clause 14.10 of the Intercompany Loan Terms and Conditions or following the occurrence of a Master Intercompany Loan Event of Default pursuant to Clause 15.10 of the Master Intercompany Loan Agreement;

         INTERCOMPANY LOAN EVENTS OF DEFAULT means the occurrence of an event of default as specified in Clause 14 of the Intercompany Loan Terms and Conditions or a Master Intercompany Loan Event of Default;

         INTERCOMPANY LOAN TERMS AND CONDITIONS means the standard terms and conditions incorporated into each Intercompany Loan Agreement, signed for the purposes of identification on the Initial Closing Date by Funding, the Security Trustee and the Agent Bank as amended by the Amendment Agreement to Intercompany Loan Terms and Conditions and the Second Amendment Agreement to Intercompany Loan Terms and Conditions and as amended and restated by the Amended and Restated Intercompany Loan Terms and Conditions;

         INTERCOMPANY LOANS means the First Issuer Intercompany Loan, the Second Issuer Intercompany Loan, the Third Issuer Intercompany Loan, the Fourth Issuer Intercompany Loan, the Fifth Issuer Intercompany Loan, the Sixth Issuer Intercompany Loan, the Seventh Issuer Intercompany Loan, the Eighth Issuer Intercompany Loan, the Ninth Issuer Intercompany Loan, the Tenth Issuer Intercompany Loan, the Master Intercompany Loan and any New Intercompany Loan;

         INTEREST PAYMENT DATE means (in relation to an Intercompany Loan or a Start-up Loan) the 15th day of January, April, July and October in each year and, in respect of the Ninth Issuer Series 1 Term AAA Advance only, the Ninth Issuer Series 1 Term AAA Advance Maturity Date (or, if such day is not a Business Day, the next succeeding Business
         Day);

         INTEREST PERIOD means the period from (and including) an Interest Payment Date (or in respect of the first Interest Period, the relevant Closing Date) to (but excluding) the next following (or first) Interest Payment Date (and for the avoidance of doubt, the final Interest Period in respect of the Ninth Issuer Series 1 Term AAA Advance shall be the period from, and including, the Interest Payment Date falling in October 2006 to, but excluding, the Ninth Issuer Series 1 Term AAA Advance Maturity Date);

         IRRECOVERABLE VAT means any amount in respect of VAT incurred by a party to the Transaction Documents (for the purposes of this definition, a RELEVANT PARTY) as part of a payment in respect of which it is entitled to be indemnified under the relevant Transaction Documents to the extent that the Relevant Party does not or will not receive and retain a credit or repayment of such VAT as input tax (as that expression is defined in section 24(1) of the Value Added Tax Act
         1994) for the prescribed accounting period (as that expression is used in section 25(1) of the Value Added Tax Act 1994) to which such input tax relates;

         ISSUE 2007-1 START-UP LOAN means the start-up loan that the Issue 2007-1 Start-up Loan Provider made available to Funding pursuant to the Issue 2007-1 Start-up Loan Agreement;

         ISSUE 2007-1 START-UP LOAN AGREEMENT means the agreement entered into on or about the 2007-1 Closing Date between Funding, the Issue 2007-1 Start-up Loan Provider and the Security Trustee relating to the provision of the Issue 2007-1 Start-up Loan to Funding;

         ISSUE 2007-1 START-UP LOAN PROVIDER means Abbey, in its capacity as provider of the Issue 2007-1 Start-up Loan;

         ISSUER means the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Tenth Issuer, the Master Issuer or as the context may require, any New Issuer;

         ISSUER ACCOUNT BANK means the First Issuer Account Banks, the Second Issuer Account Banks, the Third Issuer Account Banks, the Fourth Issuer Account Banks, the Fifth Issuer Account Banks, the Sixth Issuer Account Banks, the Seventh Issuer Account Banks, the Eighth Issuer Account Banks, the Ninth Issuer Account Banks, the Tenth Issuer Account Banks, the Master Issuer Account Banks and/or, as the context requires, the banks at which the accounts of any New Issuer are maintained;

         ISSUER ACCOUNTS means any of the First Issuer Accounts, the Second Issuer Accounts, the Third Issuer Accounts, the Fourth Issuer Accounts, the Fifth Issuer Accounts, the Sixth Issuer Accounts, the Seventh Issuer Accounts, the Eighth Issuer Accounts, the Ninth Issuer Accounts, the Tenth Issuer Accounts, the Master Issuer Accounts or, as the context may require, any accounts held by any New Issuer;

         ISSUER AGREEMENTS means those agreements to which any Issuer is party (including, for the avoidance of doubt, the First Issuer Transaction Documents, the Second Issuer Transaction Documents, the Third Issuer Transaction Documents, the Fourth Issuer Transaction Documents, the Fifth Issuer Transaction Documents, the Sixth Issuer Transaction Documents, the Seventh Issuer Transaction Documents, the Eighth Issuer Transaction Documents, the Ninth Issuer Transaction Documents, the Tenth Issuer Transaction Documents and the Master Issuer Transaction Documents);

         ISSUER DEEDS OF CHARGE means any of the First Issuer Deed of Charge, the Second Issuer Deed of Charge, the Third Issuer Deed of Charge, the Fourth Issuer Deed of Charge, the Fifth Issuer Deed of Charge, the Sixth Issuer Deed of Charge, the Seventh Issuer Deed of Charge, the Eighth Issuer Deed of Charge, the Ninth Issuer Deed of Charge, the Tenth Issuer Deed of Charge and the Master Issuer Deed of Charge;

         ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means, as the context requires, the First Issuer Master Definitions and Construction Schedule dated on or about the Initial Closing Date, the Second Issuer Master Definitions and Construction Schedule dated on or about the Second Issuer Closing Date, the Third Issuer Master Definitions and Construction Schedule dated on or about the Third Issuer Closing Date, the Fourth Issuer Master Definitions and Construction Schedule dated on or about the Fourth Issuer Closing Date, the Fifth Issuer Master Definitions and Construction Schedule dated on or about the Fifth Issuer Closing Date, the Sixth Issuer Master Definitions and Construction Schedule dated on or about the Sixth Issuer Closing Date, the Seventh Issuer Master Definitions and Construction Schedule dated on or about the Seventh Issuer Closing Date, the Eighth Issuer Master Definitions and Construction Schedule dated on or about the Eighth Issuer Closing Date, the Ninth Issuer Master Definitions and Construction Schedule dated on or about the Ninth Issuer Closing Date, the Tenth Issuer Master Definitions and Construction Schedule dated on or about the Tenth Issuer Closing Date and/or the Master Issuer Master Definitions and Construction Schedule each signed for the purposes of identification by Allen & Overy LLP and Slaughter and May, and/or each other master definitions and construction schedule related to a New Issuer;

         ISSUER NOTES includes all of the First Issuer Notes, the Second Issuer Notes, the Third Issuer Notes, the Fourth Issuer Notes, the Fifth Issuer Notes, the Sixth Issuer Notes, the Seventh Issuer Notes, the Eighth Issuer Notes, the Ninth Issuer Notes, the Tenth Issuer Notes, the Master Issuer Notes and, as the context may require any New Notes;

         ISSUER SECURED CREDITORS means any of the First Issuer Secured Creditors, the Second Issuer Secured Creditors, the Third Issuer Secured Creditors, the Fourth Issuer Secured Creditors, the Firth Issuer Secured Creditors, the Sixth Issuer Secured Creditors, the Seventh Issuer Secured Creditors, the Eighth Issuer Secured Creditors, the Ninth Issuer Secured Creditors, the Tenth Issuer Secured Creditors and the Master Issuer Secured Creditors and/or, as the context requires, any New Issuer Secured Creditors;

         ISSUER SECURITY means the security created by the First Issuer pursuant to the First Issuer Deed of Charge in favour of the First Issuer Secured Creditors, the security created by the Second Issuer pursuant to the Second Issuer Deed of Charge in favour of the Second Issuer Secured Creditors, the security created by the Third Issuer pursuant to the Third Issuer Deed of Charge in favour of the Third Issuer Secured Creditors, the security created by the Fourth Issuer pursuant to the Fourth Issuer Deed of Charge in favour of the Fourth Issuer Secured Creditors, the security created by the Fifth Issuer pursuant to the Fifth Issuer Deed of Charge in favour of the Fifth Issuer Secured Creditors, the security created by the Sixth Issuer pursuant to the Sixth Issuer Deed of Charge in favour of the Sixth Issuer Secured Creditors, the security created by the Seventh Issuer pursuant to the Seventh Issuer Deed of Charge in favour of the Seventh Issuer Secured Creditors, the security created by the Eighth Issuer pursuant to the Eighth Issuer Deed of Charge in favour of the Eighth Issuer Secured Creditors, the security created by the Ninth Issuer pursuant to the Ninth Issuer Deed of Charge in favour of the Ninth Issuer Secured Creditors, the security created by the Tenth Issuer pursuant to the Tenth Issuer Deed of Charge in favour of the Tenth Issuer Secured Creditors, the security created by the Master Issuer pursuant to the Master Issuer Deed of Charge in favour of the Master Issuer Secured Creditors and/or, as the context may require, the security created by any other New Issuer and/or the security created by any other New Issuer pursuant to the related deed of charge in favour of the related Issuer Secured Creditors;

         ISSUER SWAP AGREEMENTS means, the First Issuer Swap Agreements and/or the Second Issuer Swap Agreements and/or the Third Issuer Swap Agreements and/or the Fourth Issuer Swap Agreements and/or the Fifth Issuers Swap Agreements and/or the Sixth Issuer Swap Agreements and/or the Seventh Issuer Swap Agreements and/or any New Issuer Swap Agreements and/or the Eighth Issuer Swap Agreements and/or the Ninth Issuer Swap Agreements and/or the Master Issuer Swap Agreements and/or, as the context requires, any New Issuer Swap Agreements and ISSUER SWAP AGREEMENT means any one of them;

         ISSUER SWAP PROVIDER means the First Issuer Swap Providers and/or the Second Issuer Swap Providers and/or the Third Issuer Swap Providers and/or the fourth Issuer Swap Providers and/or the Fifth Issuer Swap Providers and/or the Sixth Issuer Swap Providers and/or the Seventh Issuer Swap Providers and/or the eighth Issuer Swap Providers, and/or the Ninth Issuer Swap Providers and/or the Tenth Issuer Swap Providers and/or the Master Issuer Swap Provider, and/or as the context requires any New Issuer Swap Providers;

         ISSUER SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the relevant Issuer Swap Agreement) where the relevant Issuer Swap Provider is the Defaulting Party (as defined in the relevant Issuer Swap Agreement);

         ISSUER SWAP PROVIDER DOWNGRADE TERMINATION EVENT means the occurrence of an Additional Termination Event (as defined in the relevant Issuer Swap Agreement) following the failure by a First Issuer Swap Provider and/or a Second Issuer Swap Provider and/or a Third Issuer Swap Provider and/or a Fourth Issuer Swap Provider and/or a Second Issuer Swap Provider and/or a Third Issuer Swap Provider and/or a Fourth Issuer Swap Provider and/or a Fifth Issuer Swap Provider and/or a Sixth Issuer Swap Provider and/or the Seventh Issuer Swap Providers and/or the Eighth Issuer Swap Providers and/or the Ninth Issuer Swap Providers and/or the Tenth Issuer Swap Providers and/or, as the context requires, the Master Issuer Swap Provider to comply with the requirements of the ratings downgrade provisions set out in the relevant Issuer Swap Agreement;

         JANUARY 2007 INTEREST PAYMENT DATE means the Interest Payment Date falling in January 2007;

         JANUARY 2007 INTEREST PERIOD means the period from, and including, the Interest Payment Date falling in October 2006 to, but excluding, the January 2007 Interest Payment Date;

         LARGE LOAN DISCOUNT means the discount which allows a Borrower to pay interest at a discretionary discount to SVR based on the aggregate size of the Loans under the Mortgage Account (a) at origination or (b) when a Further Advance is made;

         LAW includes common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure in any jurisdiction and any present or future directive, regulation, guideline, practice, concession, request or requirement whether or not having the force of law issued by any governmental body, agency or department or any central bank or other fiscal, monetary, taxation, regulatory, self regulatory or other authority or agency;

         LENDING CRITERIA means the lending criteria of the Seller from time to time (which, as at the Programme Date are the criteria contained in Schedule 4 to the Mortgage Sale Agreement) or such other criteria as would be acceptable to a reasonable, prudent mortgage lender;

         LIBOR means in relation to the Mortgages Trustee GIC Rate, the Funding GIC Rate and the rate of interest payable on the Start-up Loans,

         LIBOR as determined in accordance with the Intercompany Loan Agreements and, in relation to clause 4.2 of the Mortgage Sale Agreement, means the London Interbank Offer Rate for three-month sterling deposits;

         LOAN means each loan referenced by its loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances and Flexible Loan Drawings) due or owing with respect to that loan under the relevant Mortgage Terms by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

         LOAN REPURCHASE NOTICE means a notice in the form set out in Schedule 6 to the Mortgage Sale Agreement;

         LOAN WARRANTIES means the Representations and Warranties;

         LONDON BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are generally open for business in London;

         LONDON STOCK EXCHANGE means the London Stock Exchange plc;

         LOSSES means all losses on the Loans;

         LOSSES LEDGER means the ledger of such name maintained by the Cash Manager pursuant to the Cash Management Agreement to record the Losses;

         LTV RATIO or LOAN-TO-VALUE RATIO means the ratio of the outstanding balance of a Loan to the value of the Property securing that Loan;

         LTV TEST means a test which assigns a credit enhancement value to each Loan in the Portfolio based on its current loan-to-value ratio and the amount of mortgage indemnity cover on that Loan and whereby the weighted average credit enhancement value for the Portfolio is then determined;

         MANDATE means the Funding Transaction Account Mandate, the Funding GIC Account Mandate and/or the Mortgages Trustee GIC Account Mandate, as the case may be;

         MASTER DEFINITIONS AND CONSTRUCTION SCHEDULES means together, the Further Amended and Restated Master Definitions and Construction Schedule and the Amended and Restated Master Issuer Master Definitions and Construction Schedule, each signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on or about the 2007-1 Closing Date (as the same may be amended, restated, supplemented, replaced or novated from time to time), which are schedules of definitions used in the Master Issuer Transactions Documents;

         MASTER DEFINITIONS SCHEDULE or MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means the Further Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on or about the 2007-1 Closing Date (as the same may be amended, restated, supplemented, replaced or novated from time to time);

         MASTER INTERCOMPANY LOAN means all the term advances made available by the Master Issuer to Funding under the relevant Term Advance Supplement pursuant to the Master Intercompany Loan Agreement;

         MASTER INTERCOMPANY LOAN AGREEMENT means the master intercompany loan agreement to be entered into on the Programme Date between Funding, the Master Issuer and the Security Trustee;

         MASTER INTERCOMPANY LOAN EVENT OF DEFAULT has the meaning given to it in clause 15.1 of the Master Intercompany Loan Agreement;

         MASTER ISSUER means Holmes Master Issuer plc; MASTER ISSUER CLOSING DATE means any date on which Master Issuer issues Master Issuer Notes;

         MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means the amended and restated master issuer master definitions and construction schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on 28 March 2007 (as the same may be amended, restated, supplemented, replaced or novated from time to time);

         MASTER ISSUER NOTE ENFORCEMENT NOTICE means a Note Enforcement Notice served by the Note Trustee or the Master Issuer Security Trustee in relation to the Master Issuer Security following a Master Issuer Note Event of Default under the Master Issuer Notes;

         MASTER ISSUER NOTE EVENT OF DEFAULT means a Note Event of Default under the Master Issuer Notes;

         MH/CP DOCUMENTATION means an affidavit, consent, declaration or renunciation granted in terms of the Matrimonial Homes (Family Protection) (Scotland) Act 1981 and/or (as applicable) the Civil Partnership Act 2004 in connection with a Scottish Mortgage or the Property secured thereby;

         MIG POLICIES means any mortgage indemnity guarantee policy written by Carfax Insurance Limited in favour of the Seller, or any other mortgage indemnity guarantee policy as may be effected from time to time to cover the Seller in respect of New Loans and their Related Security, such other mortgage indemnity guarantee policy to provide such level of cover as would be acceptable to a reasonable, prudent mortgage lender at the date of such other policy;

         MINIMUM SELLER SHARE means an amount which is calculated in accordance with Clause 7.2 of the Mortgages Trust Deed;

         MONTHLY PAYMENT means the amount which the relevant Mortgage Terms require a Borrower to pay on each Monthly Payment Day in respect of that Borrower's Loan;

         MONTHLY PAYMENT DAY means the date on which interest (and principal in relation to a repayment mortgage) is due to be paid by a Borrower on a Loan or, if any such day is not a business day, the next following London Business Day;

         MOODY'S means Moody's Investors Service Limited and includes any successor to its rating business;

         MOODY'S PORTFOLIO VARIATION TEST means the calculation methodology provided by Moody's to the servicer from time to time for the purpose of calculating the Moody's portfolio variation test value;

         MOODY'S PORTFOLIO VARIATION TEST VALUE means a certain percentage resulting from the application of the Moody's Portfolio Variation Test;

         MORTGAGE means the legal charge or standard security securing a Loan;

         MORTGAGE ACCOUNT means all Loans secured on the same Property and thereby forming a single mortgage account;

         MORTGAGE CONDITIONS or LOAN CONDITIONS means the terms and conditions applicable to a Loan as contained in the Seller's relevant Mortgage Conditions booklet for England and Wales or Scotland as applicable from time to time;

         MORTGAGE SALE AGREEMENT means the mortgage sale agreement entered into on 26th July, 2000 and made between the Seller, Funding, the Mortgages Trustee and the Security Trustee in relation to the assignment of the Initial Portfolio and any New Portfolios to the Mortgages Trustee, as amended by the Amendment Agreement to Mortgage Sale Agreement and as amended and restated on or about the Third Issuer Closing Date, the Fourth Issuer Closing Date, the Fifth Issuer Closing Date, the Sixth Issuer Closing Date, the Seventh Issuer Closing Date, the Eighth Issuer Closing Date, the Ninth Issuer Closing Date, the Tenth Issuer Closing Date and the Programme Date and as further amended and/or restated from time to time;

         MORTGAGE TERMS means all the terms and conditions applicable to a Loan, including without limitation the applicable Mortgage Conditions and Offer Conditions;

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         MORTGAGEE means the person for the time being entitled to exercise the rights of the mortgagee or (in Scotland) heritable creditor under a Mortgage;

         MORTGAGES means the residential first mortgages and first ranking standard securities, assigned by the Seller to the Mortgages Trustee pursuant to the Mortgage Sale Agreement, which secure the repayment of the Loans;

         MORTGAGES TRUST means the bare trust of the Trust Property held by the Mortgages Trustee as to both capital and income, on trust absolutely for Funding (as to the Funding Share) and the Seller (as to the Seller Share) pursuant to the Mortgages Trust Deed;

         MORTGAGES TRUST DEED means the mortgages trust deed made by the Mortgages Trustee, Funding and the Seller on 25th July, 2000, as amended by the Deed of Amendment to Mortgages Trust Deed and the Second Deed of Amendment to Mortgages Trust Deed and as amended and restated on or about the Fourth Issuer Closing Date, the Fifth Issuer Closing Date, the Sixth Issuer Closing Date, the Seventh Issuer Closing Date, the Eighth Issuer Closing Date and the Ninth Issuer Closing Date and as further amended and/or restated from time to time;

         MORTGAGES TRUSTEE means Holmes Trustees Limited;

         MORTGAGES TRUST AVAILABLE PRINCIPAL RECEIPTS means the Principal Receipts available to the Mortgages Trustee to distribute in accordance with Clause 11 of the Mortgages Trust Deed;

         MORTGAGES TRUSTEE AVAILABLE REVENUE RECEIPTS means an amount equal to the aggregate of: (a) Revenue Receipts; and interest payable to the Mortgages Trustee on the Mortgages Trustee GIC Account and on the Alternative Accounts and which will be paid prior to the relevant Distribution Date; less Third Party Amounts (which amounts may be paid daily from monies on deposit in the Mortgages Trustee GIC Account or, as applicable, the Alternative Accounts);

         MORTGAGES TRUSTEE GIC ACCOUNT means the account in the name of the Mortgages Trustee (sort code 09-02-40, account number 00008253) maintained with the Account Bank pursuant to the Bank Account Agreement and the Mortgages Trustee Guaranteed Investment Contract, or such additional or replacement bank account of the Mortgages Trustee as may for the time being be in place which is subject to a Guaranteed Investment Contract;

         MORTGAGES TRUSTEE GIC ACCOUNT AGREEMENT has the same meaning as

         MORTGAGES TRUSTEE GUARANTEED INVESTMENT CONTRACT; MORTGAGES TRUSTEE GIC ACCOUNT MANDATE means the bank account mandate between the Mortgages Trustee and the Account Bank relating to the operation of the Mortgages Trustee GIC Account;

         MORTGAGES TRUSTEE GIC BALANCE means, on any day during an Interest Period, the amount standing to the credit of the Mortgages Trustee GIC Account as at the opening of business on such day;

         MORTGAGES TRUSTEE GIC PROVIDER means Abbey acting pursuant to the Mortgages Trustee Guaranteed Investment Contract or its successor or assignee and any provider of a replacement Mortgages Trustee GIC Account;

         MORTGAGES TRUSTEE GIC RATE means, in respect of an Interest Period, sterling LIBOR in respect of such Interest Period as determined on the relevant Interest Payment Date;

         MORTGAGES TRUSTEE GUARANTEED INVESTMENT CONTRACT or MORTGAGES TRUSTEE GIC ACCOUNT AGREEMENT means the guaranteed investment contract entered into on or about the Initial Closing Date between the Mortgages Trustee, the Mortgages Trustee GIC Provider, the Cash Manager and the Security Trustee in relation to interest to be earned on the Mortgages Trustee GIC Balance;

         MORTGAGES TRUSTEE LEDGERS means the Principal Ledger, the Revenue Ledger, the Losses Ledger and the Funding Share/Seller Share Ledger;

         MORTGAGES TRUSTEE SVR means the standard variable rate which applies to certain Variable Rate Loans in the Portfolio as set by the Servicer from time to time in respect of the Loans pursuant to Clause 4.1 of the Servicing Agreement;

         N(M) means the date on which the FSMA rules relating to the regulation of mortgages came into effect, which was 31st October, 2004;

         NEW BULLET TERM ADVANCE means any term advance made under a New Intercompany Loan Agreement where the full amount of principal on such term advance is scheduled for repayment on a single interest payment date (other than the final repayment date);

         NEW FUNDING SECURED CREDITOR means such other creditor of Funding who accedes to the Funding Deed of Charge from time to time including pursuant to an Accession Undertaking;

         NEW FUNDING SWAP means a new swap under the existing Funding Swap Agreement;

         NEW FUNDING SWAP PROVIDER means a new swap provider under any swap agreement entered into by Funding (other than the existing Funding Swap Provider);

         NEW INTERCOMPANY LOAN means a loan of the proceeds of any issue of New Notes, such loan being advanced to Funding by a New Issuer pursuant to the terms of a New Intercompany Loan Agreement;

         NEW INTERCOMPANY LOAN AGREEMENT means a new intercompany loan agreement entered into between Funding and a New Issuer in relation to a New Intercompany Loan;

         NEW INTERCOMPANY LOAN CONFIRMATION means a new Intercompany Loan Confirmation confirming the terms of the New Intercompany Loan Agreement;

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

         NEW ISSUER means a new wholly owned subsidiary of Holdings, which is established to issue New Notes and to make a New Intercompany Loan to Funding;

         NEW ISSUER CLOSING DATE means the date of any new issue of New Notes by a New Issuer;

         NEW ISSUER SECURED CREDITOR means the secured creditors of any New Issuer;

         NEW ISSUER SWAP AGREEMENTS means any swap agreement entered into between, inter alios, a New Issuer and a New Swap Provider;

         NEW ISSUER SWAP PROVIDER means any entity who enters into a hedging arrangement with a New Issuer;

         NEW ISSUER TRUST DEED means any trust deed constituting the New Notes of a New Issuer;

         NEW LOANS means Loans, other than the Initial Loans, which the Seller may assign, to the Mortgages Trustee after the Initial Closing Date pursuant to the Mortgage Sale Agreement;

         NEW NOTES means the notes issued and/or to be issued by the New Issuers to investors;

         NEW PORTFOLIO means in each case the portfolio of Loans and their Related Security (other than any Loans and their Related Security which have been redeemed in full prior to the Assignment Date or which do not otherwise comply with the terms of the Mortgage Sale Agreement as at the Assignment Date), particulars of which are set out in the relevant New Portfolio Notice, and all right, title, interest and benefit of the Seller in and to:

                 all payments of principal and interest (including, for the avoidance of doubt, all Accrued Interest, Arrears of Interest, Capitalised Expenses and Capitalised Arrears) and other sums due or to become due in respect of the Loans comprised in the relevant portfolio of New Loans and their Related Security including, without limitation, the right to demand, sue for, recover and give receipts for all principal monies, interest and costs and the right to sue on all covenants and undertakings made or expressed to be made in favour of the Seller under the applicable Mortgage Terms but excluding all sums due or to become due in respect of any Early Repayment Fee;

                 subject where applicable to the subsisting rights of redemption of Borrowers, all Deeds of Consent, MH/CP Documentation, Deeds of Postponement or any collateral security for the repayment of the relevant New Loans secured by the relevant New Mortgages;

                 the right to exercise all the powers of the Seller in relation thereto subject to and in accordance with the relevant Mortgage Terms but so that, in the case of any Mortgages related to the New Loans which are subject to the ANPLC 1995 Mortgage Conditions, the ANPLC 1995 Scottish Mortgage Conditions, or the ANPLC 2002 Mortgage Conditions, the ANPLC 2004 Mortgage Conditions, or the ANPLC 2006 Mortgage Conditions (or any replacement therefor which would be acceptable to a reasonable, prudent mortgage lender), the Mortgages Trustee shall not, save as set out in the Servicing Agreement, be entitled to exercise the entitlement set out in Condition 29.2 of the ANPLC 1995 Mortgage Conditions or Condition 27.2 of the 1995 ANPLC Scottish Mortgage Conditions or Condition 27.3 of the ANPLC 2002 Mortgage Conditions or Condition 31.3 of the ANPLC 2004 Mortgage Conditions or Condition 32.3 of the ANPLC 2006 Mortgage Conditions (or their equivalent) (but without prejudice to any other rights under the ANPLC 1995 Mortgage Conditions or the ANPLC 1995 Scottish Mortgage Conditions or the ANPLC 2002 Mortgage Conditions or the ANPLC 2004 Mortgage Conditions or the ANPLC 2006 Mortgage Conditions);

                 all the estate and interest in the relevant Properties vested in the Seller;

                 each relevant Certificate of Title and Valuation Report and any right of action of the Seller against any solicitor, valuer or other person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given in connection with any relevant New Loan and its Related Security, or any part thereof or affecting the decision of the Seller to make or offer to make the relevant New Loan or part thereof; and

                 the proceeds of all claims made by or on behalf of the Seller or to which the Seller is entitled under the Buildings Policies and the Properties in Possession Policy.

         NEW PORTFOLIO NOTICE means a notice in the form set out in Schedule 12 to the Mortgage Sale Agreement served in accordance with the terms of the Mortgage Sale Agreement;

         NEW RELATED SECURITY means the security for the New Loans (including any Mortgages) as assigned to the Mortgages Trustee by the Seller;

         NEW START-UP LOAN is a loan issued to Funding under a New Start-up Loan Agreement;

         NEW START-UP LOAN AGREEMENT means a loan agreement under which the Start-up Loan Provider or a New Start-up Loan Provider shall provide Funding with a New Start-up Loan for the purposes of meeting the costs of acquiring an addition to the Funding Share, the costs of the New Issue and/or further funding the Reserve Funds, if required;

         NEW START-UP LOAN PROVIDER is an entity who shall supply a New Start-up Loan to Funding;

         NEW TERM ADVANCE means an advance of funds by a New Issuer to Funding under the terms of a New Intercompany Loan Agreement, which advance is funded by a corresponding class of New Notes;

         NINTH ISSUER means Holmes Financing (No. 9) PLC;

         NINTH ISSUER CLOSING DATE means 8 December 2005;

         NINTH ISSUER CASH AMOUNT means each and/or any cash amount to be accumulated and set aside by Funding in relation to the Ninth Issuer Series 1 Term AAA Advance relating to the Series 1 Class A Ninth Issuer Notes, in the amounts of [POUND]254,475,250, [POUND]254,475,250, [POUND]254,475,250 and [POUND]254,475,250 on the
         Interest Payment Dates falling in April 2006, July 2006, October 2006 and December 2006 respectively, and which are recorded in the Cash Accumulation Sub-Ledger for the Ninth Issuer;

         NINTH ISSUER SECURITY TRUSTEE means The Bank of New York, London Branch, whose principal office is One Canada Square, London E14 5AL, or such other persons and all other persons for the time being acting as the security trustee or security trustees pursuant to the Ninth Issuer Deed of Charge;

         NINTH ISSUER SERIES 1 TERM AAA ADVANCE MATURITY DATE means the 15th day of December 2006 on which the Series 1 Class A Ninth Issuer Notes fall due for redemption;

         NON-ASSET TRIGGER EVENT means any of the following events:

                 an Insolvency Event occurs in relation to the Seller;

                 the role of the Seller as Servicer under the Servicing Agreement is terminated and a new Servicer is not appointed within 60 days;

                 on the Distribution Date immediately succeeding a Seller Share Event Distribution Date, the Current Seller Share is equal to or less than the Minimum Seller Share (determined using the amounts of the Current Seller Share and Minimum Seller Share that would exist after making the distributions of the Principal Receipts due on that Distribution Date on the basis that the Cash Manager assumes that those Principal Receipts are distributed in the manner described in the Mortgages Trust
                 Deed);or

                 on the Distribution Date immediately succeeding a Seller Share Event Distribution Date, the Outstanding Principal Balance of Loans comprising the Trust Property on such Distribution Date is less than the Required Loan Balance Amount in effect at that time;

         NOTE DETERMINATION DATE means four Business Days prior to each Interest Payment Date;

         NOTE ENFORCEMENT NOTICE means a First Issuer Note Enforcement Notice, a Second Issuer Note Enforcement Notice, a Third Issuer Note Enforcement Notice, a Fourth Issuer Note Enforcement Notice, a Fifth Issuer Note Enforcement Notice, a Sixth Issuer Note Enforcement Notice, a Seventh Issuer Note Enforcement Notice, an Eighth Issuer Note Enforcement Notice, a Ninth Issuer Enforcement Notice, a Tenth Issuer Note Enforcement Notice, a Master Issuer Note Enforcement Notice or such other enforcement notice served in relation to the Notes (other than the First Issuer Notes, the Second Issuer Notes, the Third Issuer Notes, the Fourth Issuer Notes, the Fifth Issuer Notes, the Sixth Issuer Notes, the Seventh Issuer Notes, the Eighth Issuer Notes, the Ninth Issuer Notes, the Tenth Issuer Notes or the Master Issuer Notes) pursuant to the relevant terms and conditions thereof;

         NOTE EVENT OF DEFAULT means the occurrence of an event of default by the relevant Issuer as specified in the relevant Conditions of the Notes (including a First Issuer Note Event of Default, a Second Issuer Note Event of Default, a Third Issuer Note Event of Default, a Fourth Issuer Note Event of Default, a Fifth Issuer Note Event of Default, a Sixth Issuer Note Event of Default, a Seventh Issuer Note Event of Default, an Eighth Issuer Note Event of Default, a Ninth Issuer Note Event of Default, a Tenth Issuer Note Event of Default, a Master Issuer Note Event of Default);

         NOTES means the First Issuer Notes, the Second Issuer Notes, the Third Issuer Notes, the Fourth Issuer Notes, the Fifth Issuer Notes, the Sixth Issuer Notes, the Seventh Issuer Notes, the Eighth Issuer Notes, the Ninth Issuer Notes, the Tenth Issuer, the Master Issuer Notes and/or as the context may require, any New Notes;

         OFFER CONDITIONS means the terms and conditions applicable to a specified Loan as set out in the relevant offer letter to the Borrower;

         OUTSTANDING PRINCIPAL BALANCE:

                 in relation to a Loan at any date (the DETERMINATION DATE), the aggregate at such date (but avoiding double counting) of:

                 the Initial Advance;

                 Capitalised Expenses;

                 Capitalised Arrears; and

                 Further Advances and/or Flexible Loan Drawings,

                 in each case relating to such Loan less any prepayment, repayment or payment of the foregoing made on or prior to the determination date; and

                 in relation to the Intercompany Loan, means the unpaid principal balance of that Intercompany Loan (including any capitalised arrears) or, as the context so requires, of a Term Advance made under that Intercompany Loan;

         PASS THROUGH TERM ADVANCE means a Term Advance which is not a Bullet Term Advance or a Scheduled Amortisation Term Advance or if a Bullet Term Advance or a Scheduled Amortisation Term Advance is not repaid in full on its Scheduled Repayment Date or if a Trigger Event occurs or, the First Issuer Security is enforced, the Second Issuer Security is enforced, the Third Issuer Security is enforced, the Fourth Issuer Security is enforced, the Fifth Issuer Security is enforced, the Sixth Issuer Security is enforced, the Seventh Issuer Security is enforced, the Eighth Issuer Security is enforced, the Ninth Issuer Security, the Tenth Issuer Security or the Master Issuer Security is enforced, the Bullet Term Advance or the Scheduled Amortisation Term Advance will be deemed to be a Pass Through Term Advance;

         PAYABLE PASS THROUGH TERM ADVANCES in relation to an Intercompany Loan has the meaning given in Part II of Schedule 3 to the Funding Deed of Charge and in relation to the Cash Accumulation Period, has the meaning given in Clause 11.2(d) of the Mortgages Trust Deed;

         PAYABLE SCHEDULED AMORTISATION TERM ADVANCES means a Term Advance with two or more Scheduled Repayment Date(s);

         PAYMENT HOLIDAY means a period during which a Borrower may suspend payments under a Loan where the Borrower is permitted under the Mortgage Terms to do so and will therefore not be in breach of the Mortgage Terms;

         PORTFOLIO means the Initial Portfolio and any New Portfolio (other than any Loans and their Related Security which have been redeemed in full or repurchased by the Seller pursuant to the Mortgage Sale Agreement);

         POST ENFORCEMENT CALL OPTION HOLDER means PECOH Limited whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN;

         POSTPONED DEFERRED CONSIDERATION means Deferred Consideration the payment of which is, by reason of the application thereto of the proviso as to Funding Available Revenue receipts and/or the making of provisions as referred to in Clause 3.3(b) of the Mortgage Sale Agreement, postponed from the date on which such Deferred Consideration would, but for such application, have been paid;

         POTENTIAL INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of any event which with the giving of notice, any relevant certificate, the lapse of time or fulfilment of any other condition (or any combination of the foregoing) would become an Intercompany Loan Event of Default;

         POTENTIAL NOTE EVENT OF DEFAULT means the occurrence of an event which with the giving of notice, any relevant certificate, the lapse of time or fulfilment of any other conditions (or any combination of the foregoing), would become a Note Event of Default;

         PRINCIPAL DEFICIENCY means any losses arising in relation to a Loan in the Portfolio which causes a shortfall in the amount available to pay principal on the Term Advances;

         PRINCIPAL DEFICIENCY LEDGER means the ledger of such name maintained by the Cash Manager pursuant to the Cash Management Agreement, comprising, as at the Ninth Issuer Closing Date, four sub-ledgers, the AAA Principal Deficiency Sub Ledger, the AA Principal Deficiency Sub Ledger, the A Principal Deficiency Sub Ledger and the BBB Principal Deficiency Sub Ledger, but which may comprise additional sub ledgers as required;

         PRINCIPAL DEFICIENCY SUB LEDGER means singly or together (as the context requires) the AAA Principal Deficiency Sub Ledger, the AA Principal Deficiency Sub Ledger, the A Principal Deficiency Sub Ledger, the BBB Principal Deficiency Sub Ledger and/or such additional principal deficiency sub ledgers that may be established from time to time after the Initial Closing Date;

         PRINCIPAL ISSUERS has the meaning given in Clause 5.4 of the Funding Deed of Charge;

         PRINCIPAL LEDGER means the ledger of such name maintained by the Cash Manager, pursuant to the Cash Management Agreement, to record any Retained Principal Receipts plus Principal Receipts on the Loans and distributions of such Principal Receipts to the Seller and Funding;

         PRINCIPAL PAYMENT RATE or PPR means the average monthly rolling principal payment rate on the Loans for the 12 months immediately preceding the relevant Distribution Date calculated on each such date by:

                 dividing (i) the aggregate Principal Receipts received in relation to the Loans during the immediately preceding month on such calculation date by (ii) the aggregate Outstanding Principal Balance of the Loans or the previous calculation date;

                 aggregating the result of the calculation in (a) above with the results of the equivalent calculation made on each of the eleven most recent calculation dates during the relevant 12 month period; and

                 dividing the result of the calculation in (b) above by 12;

         PRINCIPAL RECEIPTS means any payment in respect of principal received in respect of any Loan (including payments pursuant to any Insurance Policies), whether as all or part of a Monthly Payment in respect of such Loan, on redemption (including partial redemption) of such Loan, on enforcement of such Loan (including the proceeds of sale of the relevant Property) or on the disposal of such Loan plus on any Monthly Payment Date an amount equal to the amount (if any) by which arrears in respect of the Loans comprised in the Portfolio on the Initial Closing Date exceeds such arrears on such Monthly Payment Date (without double counting but including principal received or treated as received after completion of the enforcement procedures);

         PRINCIPAL TERM ADVANCES has the meaning given in Clause 5.4 of the Funding Deed of Charge;

         PRODUCT SWITCH means a variation to the financial terms or conditions included in the Mortgage Terms applicable to a Loan other than:

                 any variation agreed with a Borrower to control or manage arrears on a Loan;

                 any variation inthe maturity date of a Loan unless, while the First Issuer Intercompany Loan is outstanding, it is extended beyond July 2038;

                 any variation imposed by statute;

                 any variation of the principal available and/or the rate of interest payable in respect of the Loan where that rate is offered to the Borrowers of more than 10 per cent. by outstanding principal amount of Loans comprised in the Trust Property in any Interest Period; or

                 any variation in the frequency with which the interest payable in respect of the Loan is charged;

         PROGRAMME means the residential mortgage-backed note issuance programme established by the Master Issuer on the Programme Date;

         PROGRAMME AGREEMENT means the agreement entered into on 17 November 2006 and made between the Master Issuer, Abbey, the Mortgages Trustee, Funding, the Dealers named therein and any new dealer appointed under the agreement from time to time (as the same may be amended, restated, supplemented, replaced or novated from time to time);

         PROGRAMME DATE means 28 November 2006;

         PROPERTIES IN POSSESSION POLICY means the properties in possession policy number BSRI0004PIP issued by Baker Street Risk and Insurance (Guernsey) Limited of PO Box 384, The Albany, South Esplanade, St. Peter Port, Guernsey GY1 4NF on 1st August, 2002 in favour of the Seller and any endorsements or extensions thereto as issued from time to time, or any such similar alternative or replacement policy or policies as may in future be issued in favour of the Seller;

         PROPERTY means a freehold, heritable or leasehold property which is subject to a Mortgage;

         PROVISIONAL PORTFOLIO means the portfolio of Loans and their Related Security, particulars of which are set out in Part 1 of the Exhibit to the Mortgage Sale Agreement, and all right, title, interest and benefit of the Seller in and to:

                 all payments of principal and interest (including, for the avoidance of doubt, all Accrued Interest, Arrears of Interest, Capitalised Expenses and Capitalised Arrears) and other sums due or to become due in respect of the Loans comprised in that portfolio of Loans and their Related Security including, without limitation, the right to demand, sue for, recover and give receipts for all principal monies, interest and costs and the right to sue on all covenants and undertakings made or expressed to be made in favour of the Seller under the applicable Mortgage Terms but excluding all sums due or to become due in respect of any Early Repayment Fee;

                 subject where applicable to the subsisting rights of redemption of Borrowers, all Deeds of Consent, MH/CP Documentation, Deeds of Postponement or any collateral security for the repayment of the relevant Loans secured by the Mortgages;

                 the right to exercise all the powers of the Seller in relation thereto subject to and in accordance with the relevant Mortgage Terms but so that, in the case of Mortgages which are subject to the ANPLC 1995 Mortgage Conditions, the ANPLC 1995 Scottish Mortgage Conditions or the ANPLC 2002 Mortgage Conditions or the ANPLC 2004 Mortgage Conditions or the ANPLC 2006 Mortgage Conditions, the Mortgages Trustee shall not, save as set out in the Servicing Agreement, be entitled to exercise the entitlement set out in Condition 29.2 of the ANPLC 1995 Mortgage Conditions or Condition 27.2 of the ANPLC 1995 Scottish Mortgage Conditions or Condition 27.3 of the ANPLC 2002 Mortgage Conditions or Condition 31.3 of the ANPLC 2004 Mortgage Conditions or Condition 32.3 of the ANPLC 2006 Mortgage Conditions (but without prejudice to any other rights under the ANPLC 1995 Mortgage Conditions, the ANPLC 1995 Scottish Mortgage Conditions or the ANPLC 2002 Mortgage Conditions or the ANPLC 2004 Mortgage Conditions or the ANPLC 2006 Mortgage Conditions);

                 all the estate and interest in the Properties vested in the Seller;

                 each Certificate of Title and Valuation Report and any right of action of the Seller against any solicitor, valuer or other person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given in connection with any Loan and its Related Security, or any part thereof or affecting the decision of the Seller to make or offer to make the relevant Loan or part thereof; and

                 the proceeds of all claims made by or on behalf of the Seller or to which the Seller is entitled under the Buildings Policies and the Properties in Possession Policy;

         PURCHASE PRICE means:

                 in respect of the Initial Portfolio the amount payable by Funding pursuant to Clause 3.3 of the Mortgage Sale Agreement; and

                 in respect of each New Portfolio, the amount payable by Funding pursuant to Clause 4.4 of the Mortgage Sale Agreement;

         RATING AGENCIES means S&P, Moody's and Fitch;

         RECEIVER means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Funding Charged Property by the Security Trustee pursuant to Clause 13.1 of the Funding Deed of Charge;

         REDEMPTION FEE means the standard redemption fee charged to the Borrower by the Seller where the Borrower makes a repayment of the full outstanding principal of a Loan;

         REFERENCE BANKS means the principal London office of each of ABN Amro Bank N.V., Barclays Bank plc, Citibank, N.A. and Royal Bank of Scotland plc and/or such other bank as may be appointed agent bank from time to time pursuant to the Ninth Issuer Paying Agent and Agent Bank Agreement or, as the context may require, any paying agent and agent bank agreement relating to the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, the Ninth Issuer, the Tenth Issuer or the Master Issuer;

         REGISTERED LAND means land in England or Wales, title to which is, or is required to be, registered at the Land Registry;

         REGISTERED TRANSFER means a deed of transfer of a Mortgage or Mortgages over Registered Land substantially in the form set out in
         Schedule 2 to the Mortgage Sale Agreement with such modifications as may be required from time to time;

         REGISTERS OF SCOTLAND means the Land Register of Scotland and/or the General Register of Sasines;

         REGULATED MORTGAGE CONTRACT means, as currently defined under FSMA (with effect from N(M) a credit agreement which, at the time it is entered into: (i) is a contract under which the lender provides credit to an individual or to a trustee; (ii) provides that the obligation of the individual/trustee to repay is to be secured by a first legal mortgage on land (other than timeshare accommodation) in the UK; and
         (iii) at least 40% of that land is used, or is intended to be used, as or in connection with a dwelling by the individual or (in the case of credit provided to the trustee) by an individual who is a beneficiary of the trust, or by a related person (and, for the avoidance of doubt, where a contract provides for such repayment obligation to be secured by, in Scotland, a first standard security, that contract can amount to a "REGULATED MORTGAGE CONTRACT" if the other elements of the definition are satisfied);

         RELATED SECURITY means, in relation to a Loan, the security for the repayment of that Loan including the relevant Mortgage and all other matters applicable thereto acquired as part of the Portfolio assigned to the Mortgage Trustee pursuant to Clause 2.1 or Clause 4.1 of the Mortgage Sale Agreement (but excluding, for the avoidance of doubt, the Properties in Possession Policy in respect of which the Mortgages Trustee, Funding and the Security Trustee have received the Insurance Acknowledgement);

         RELEVANT DEPOSIT AMOUNT means the sum of the following:

         (a)     either:

                 (i) prior to any optional redemption date in respect of any of the Notes (pursuant to the Terms and Conditions of such Notes), or if an optional redemption date has occurred in respect of any of the Notes (pursuant to the Terms and Conditions of such Notes) and the option has been exercised by the relevant Issuer (but only where such right of redemption arises on or after a particular specified date and not as a result of the occurrence of any event specified in the Terms and Conditions), an amount equal to:

                         (the Funding Share (as most recently calculated)/ the Funding Share on the relevant Closing Date) x the First Reserve Fund Required Amount; or

                 (ii) if an Issuer does not exercise its option to redeem the Notes issued by it on any optional redemption date pursuant to the Terms and Conditions of such Notes (but only where such right of redemption arises on or after a particular specified date and not as a result of the occurrence of any event specified in the Terms and Conditions), an amount equal to:

                         (the Funding Share (as most recently calculated)/ the Funding Share on the Closing Date) x the First Reserve Fund Required Amount x 2;

         (b) any amounts standing to the credit of the Funding GIC Account which will be applied on the next following Interest Payment Date to pay Term Advances which in turn will result in any of the Notes having ratings of AAA, AA, A-1+ or A-1 from S&P being redeemed in whole or in part;

         (c) any amounts standing to the credit of the Mortgages Trustee GIC Account (or any Alternative Account) which will be distributed to Funding on the next following Distribution Date and which will be applied by Funding on the next following Interest Payment Date to pay Term Advances which in turn will result in any of the Notes having ratings of AAA, AA, A-1+ or A-1 from S&P being redeemed in whole or in part; and

         (d) any other amounts standing to the credit of accounts maintained by the Mortgages Trustee, Funding or any Issuer with any Issuer Account Bank and which would otherwise be required by S&P to be rated A-1+, less any amounts invested in Authorised Investments or maintained in accounts at a bank rated at least A-1+ by S&P;

         RELEVANT SCREEN RATE in relation to each Intercompany Loan, has the meaning given to it in Clause 6.2 of the Intercompany Loan Terms and Conditions or Clause 7.7 of the Master Intercompany Loan Agreement;

         REPAYMENT DATE means the earlier to occur of (a) the date when the Intercompany Loans have been repaid in full and (b) the Interest Payment Date in July 2040;

         REPRESENTATIONS AND WARRANTIES means the representations and warranties set out in Schedule 1 to the Mortgage Sale Agreement;

         REQUIRED LOAN BALANCE AMOUNT means the level above which the aggregate outstanding principal balance of loans comprising the trust property must remain in order for a Non-Asset Trigger Event not to occur. The Required Loan Balance Amount may change at the time of an issue of New Notes and will be set out in the most recent Final Terms under the heading "MORTGAGES TRUST AND THE PORTFOLIO".

         REQUISITE RATING means a rating of P-1 by Moody's, F1 by Fitch and A-1+ by S&P;

         RETAINED PRINCIPAL RECEIPTS has the meaning set out in Clause 11.2 of the Amended and Restated Mortgages Trust Deed;

         REVENUE LEDGER means the ledger that shall be maintained by the Cash Manager pursuant to the Cash Management Agreement to record Revenue Receipts received by the Mortgage Trustee and payment of the same to Beneficiaries;

         REVENUE RECEIPTS means any payment received in respect of any Loan, whether as all or part of a Monthly Payment in respect of such Loan, on redemption (including partial redemption) of such Loan, on enforcement of such Loan (including the proceeds of sale of), on the disposal of such Loan or otherwise (including payments pursuant to any Insurance Policy) which in any such case is not a Principal Receipt in respect of such Loan;

         REWARD CASHBACK means an amount that the Seller has agreed to pay to a Borrower at periodic intervals whilst the relevant Loan is outstanding;

         REWARD LOAN means a Loan which includes a Reward Cashback;

         S&P and STANDARD & POOR'S means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and includes any successor to its rating business;

         SCHEDULED AMORTISATION AMOUNT means the amount payable on each Scheduled Repayment Date under the relevant Scheduled Amortisation Term Advance as set out in the relevant Issuer Master Definitions and Construction Schedule;

         SCHEDULED AMORTISATION PERIOD means, unless otherwise specified in writing by the Mortgages Trustee (as directed by the Beneficiaries), the period commencing on the Distribution Date falling three months prior to the Scheduled Repayment Date of a Scheduled Amortisation Amount and which ends on the date that an amount equal to the Scheduled Amortisation Amount has been accumulated by Funding;

         SCHEDULED AMORTISATION TERM ADVANCES means the Second Issuer Series 3 Term AAA Advance, the Seventh Issuer Series 3 Term AAA Advance, the Eighth Issuer Series 3 Term AAA Advance, the Ninth Issuer Series 3 Term AAA Advances, any Master Issuer Term Advance that is payable in a Scheduled Amortisation Amount on more than one Scheduled Repayment Date and any New Term Advance that is payable in a Scheduled Amortisation Amount on more than one Scheduled Repayment Date;

         SCHEDULED REPAYMENT DATE means the scheduled repayment date(s) of the Term Advances, as set out in the relevant Issuer Master Definitions and Construction Schedule;

         SCOTTISH LOAN means a Loan secured by a Scottish Mortgage;

         SCOTTISH MORTGAGE means a Mortgage over a Scottish Property;

         SCOTTISH MORTGAGE CONDITIONS means the Mortgage Conditions applicable to Scottish Loans;

         SCOTTISH PROPERTY means a Property situated in Scotland;

         SCOTTISH TRANSFER means an assignation of Scottish Mortgages and the Scottish Loans secured thereby in the form set out in Part 1 of
         Schedule 13 to the Mortgage Sale Agreement (in relation to Scottish Mortgages registered or required to be registered in the Land Register of Scotland) or Part 2 of Schedule 13 to the Mortgage Sale Agreement (in relation to Scottish Mortgages recorded or required to be recorded in the General Register of Sasines);

         SCOTTISH TRUST DEED means a declaration of trust entered into among the Seller, the Mortgages Trustee and Funding pursuant to Clause 4.5 of the Mortgage Sale Agreement substantially in the form set out in
         Schedule 14 thereto;

         SCOTTISH TRUST PROPERTY has the meaning given to it in any relevant Scottish Trust Deed;

         SEC or SECURITIES AND EXCHANGE COMMISSION means the United States Security and Exchange Commission;

         SECOND AMENDED AND RESTATED FUNDING DEED OF CHARGE means the deed of charge entered into on the Programme Date amending and restating the Funding Deed of Charge.

         SECOND AMENDMENT AGREEMENT TO THE INTERCOMPANY LOAN TERMS AND CONDITIONS means the agreement so named between Funding, Holmes Financing (No.1), Holmes Financing (No.2), Holmes Financing (No.3), the Security Trustee and the Agent Bank dated the Fourth Issuer Closing Date;

         SECOND AMENDMENT AGREEMENT TO THE BANK ACCOUNT AGREEMENT means the agreement so named dated the Ninth Issuer Closing Date;

         SECOND AMENDMENT AGREEMENT TO THE CASH MANAGEMENT AGREEMENT means the agreement so named dated the Seventh Issuer Closing Date;

         SECOND DEED OF ACCESSION means the deed of accession to the Funding Deed of Charge dated the Third Issuer Closing Date;

         SECOND DEED OF ACCESSION TO THE AMENDED AND RESTATED FUNDING DEED OF CHARGE means the deed of accession to the Amended and Restated Funding Deed of Charge entered into on the Eighth Issuer Closing Date;

         SECOND DEED OF AMENDMENT TO MORTGAGES TRUST DEED means the deed so named dated the Third Issuer Closing Date;

         SECOND ISSUER means Holmes Financing (No. 2) PLC;

         SECOND ISSUER CLOSING DATE means 29th November, 2000;

         SECOND RESERVE FUND means a fund established on the Second Issuer Closing Date and funded by Funding Available Revenue Receipts which may be used by Funding to meet any deficit in revenue after there are no funds remaining in the First Reserve Fund;

         SECOND RESERVE FUND CALCULATION means an amount equal to "X" where "X" is calculated on the relevant Assignment Date as follows:

         A / B  = X

         where,

         A = the balance of the Second Reserve Fund

         B = the aggregate Outstanding Principal Balance of the Portfolio;

         SECOND RESERVE FUND REQUIRED AMOUNT means an amount determined calculated in accordance with the formula set out in paragraph 18 to
         Schedule 2 of the Cash Management Agreement;

         SECOND RESERVE LEDGER means the ledger that shall be maintained by the Cash Manager pursuant to the Cash Management Agreement to record the balance from time to time of the Second Reserve Fund;

         SECOND START-UP LOAN means the start-up Loan that the Start-up Loan Provider made available to Funding pursuant to the Second Start-up Loan Agreement;

         SECOND START-UP LOAN AGREEMENT means the agreement entered into on or about the Second Issuer Closing Date between Funding, the Second Start-up Loan Provider and the Security Trustee relating to the provision of the Second Start-up Loan to Funding;

         SECOND START-UP LOAN PROVIDER means the Start up Loan Provider, in its capacity as provider of the Second Start-up Loan;

         SECURED AMOUNTS means any and all of the moneys and liabilities which an Issuer covenants to pay or discharge under of the relevant Issuer Deed of Charge and all other amounts owed by it to the Beneficiaries under and pursuant to the relevant Transaction Documents;

         SECURITIES ACT means the United States Securities Act of 1933, as amended;

         SECURITY INTEREST or ENCUMBRANCE means any mortgage, sub mortgage, standard security, charge, sub charge, pledge, assignation in security, lien (other than a lien arising in the ordinary course of business or by operation of law) or other encumbrance or security interest howsoever created or arising;

         SECURITY POWER OF ATTORNEY means the power of attorney granted by Funding in favour of the Security Trustee under the Funding Deed of Charge on the Initial Closing Date substantially in the form set out in Schedule 1 to the Funding Deed of Charge;

         SECURITY TRUSTEE means JPMorgan Chase Bank, N.A. London Branch (formerly known as The Chase Manhattan Bank, London Branch), whose principal office is Trinity Tower, 9 Thomas More Street, London E1W 1YT, or such other persons and all other persons for the time being acting as the security trustee or security trustees pursuant to the Funding Deed of Charge;

         SELLER means Abbey;

         SELLER BANK ACCOUNTS means the bank account(s) of the Seller into which monies may be paid from time to time pursuant to the terms of the Mortgages Trust Deed, details of which will be given to the Mortgages Trustee and Funding;

         SELLER POWER OF ATTORNEY means the power of attorney granted by the Seller in favour of Funding, the Mortgages Trustee and the Security Trustee on the Ninth Issuer Closing Date, substantially in the form set out in Schedule 5 to the Mortgage Sale Agreement;

         SELLER SHARE means, prior to the first Distribution Date, the Initial Seller Share and thereafter, shall mean the Current Seller Share;

         SELLER SHARE EVENT means an event which shall occur if, on a Distribution Date, (i) either (A) the result of the calculation of the Current Seller Share on that Distribution Date would be equal to or less than the Minimum Seller Share for such Distribution Date (determined using the amounts of the Current Seller Share and the Minimum Seller Share that would exist after making the distributions of Principal Receipts due on that Distribution Date on the basis that the Cash Manager assumes that those Principal Receipts are distributed in the manner described in the Mortgages Trust Deed) or (B) the aggregate Outstanding Principal Balance of Loans comprising the Trust Property on such Distribution Date during the period from and including the Ninth Issuer Closing Date to but excluding the Interest Payment Date falling in October 2010 is less than [POUND]25 billion and (ii) neither of the events described in (i) above has occurred on the immediately preceding Distribution Date;

         SELLER SHARE EVENT DISTRIBUTION DATE is a Distribution Date on which a Seller Share Event occurs;

         SELLER SHARE PERCENTAGE means prior to the first Distribution Date, the Initial Seller Share Percentage and thereafter means the Current Seller Share Percentage;

         SELLER'S POLICY means the originating, underwriting, administration, arrears and enforcement policy applied by the Seller from time to time to loans and the security for their repayment which are beneficially owned solely by the Seller;

         SERIES means, in respect of an Intercompany Loan, the Term Advances under that Intercompany Loan which correspond to each of the classes in a particular series of Notes;

         SERIES 1 TERM AAA CASH AMOUNT means the cash amount to be accumulated and set aside by Funding in relation to the Ninth Issuer Series 1 Term AAA Advance, which is recorded in the Cash Accumulation Sub-Ledger of the relevant Issuer and which as at the Ninth Issuer Closing Date comprises the Ninth Issuer Cash Amount;

         SERVICER means Abbey, or such other person as may from time to time be appointed as servicer of the Portfolio pursuant to the Servicing Agreement;

         SERVICER TERMINATION EVENT means any of the events listed in Clause 21 of the Servicing Agreement;

         SERVICES has the meaning set out in Clause 3.1(A) of the Servicing Agreement;

         SERVICING AGREEMENT means the fourth amended and restated servicing agreement entered into on or about the 2007-1 Closing Date between the Servicer, the Mortgages Trustee, the Security Trustee, Funding and the Seller pursuant to which the Servicer agrees to administer the Loans and their Related Security comprised in the Portfolio (as the same may be amended, restated, supplemented, replaced or novated from time to time);

         SEVENTH ISSUER means Holmes Financing (No. 7) PLC;

         SEVENTH ISSUER CLOSING DATE means 26th March, 2003;

         SEVENTH ISSUER SECURITY TRUSTEE means The Bank of New York, London Branch, whose principal office is One Canada Square, London E14 5AL, or such other persons and all other persons for the time being acting as the security trustee or security trustees pursuant to the Seventh Issuer Deed of Charge;

         SEVENTH START-UP LOAN means the start-up loan that the Seventh Start-up Loan Provider made available to Funding pursuant to the Seventh Start-up Loan Agreement;

         SEVENTH START-UP LOAN AGREEMENT means the agreement entered into on or about the Seventh Issuer Closing Date between Funding, the Seventh Start-up Loan Provider and the Security Trustee relating to the provision of the Seventh Start-up Loan to Funding;

         SEVENTH START-UP LOAN PROVIDER means Abbey, in its capacity as provider of the Seventh Start-up Loan;

         SIXTH ISSUER means Holmes Financing (No. 6) PLC;

         SIXTH ISSUER CLOSING DATE means 7th November, 2002;

         SIXTH ISSUER SECURITY TRUSTEE means The Bank of New York, London Branch, whose principal office is One Canada Square, London E14 5AL, or such other persons and all other persons for the time being acting as the security trustee or security trustees pursuant to the Sixth Issuer Deed of Charge;

         SIXTH START-UP LOAN means the start-up loan that the Sixth Start-up Loan Provider made available to Funding pursuant to the Sixth Start-up Loan Agreement;

         SIXTH START-UP LOAN AGREEMENT means the agreement entered into on or about the Sixth Issuer Closing Date between Funding, the Sixth Start-up Loan Provider and the Security Trustee relating to the provision of the Sixth Start-up Loan to Funding;

         SIXTH START-UP LOAN PROVIDER means Abbey, in its capacity as provider of the Sixth Start-up Loan;

         STABILISED RATE means the rate to which any Loan reverts after the expiration of any period during which any alternative method(s) of calculating the interest rate specified in the Offer Conditions are used;

         STANDARD DOCUMENTATION means the standard documentation, copies of which are contained as Part 2 of the Exhibit to the Mortgage Sale Agreement and which have been initialled on behalf of the parties thereto for the purposes of identification, or any update or replacement therefor as the Seller may from time to time introduce acting in accordance with the standards of a reasonable, prudent mortgage lender;

         START-UP LOAN AGREEMENTS means the First Start-up Loan Agreement, the Second Start-up Loan Agreement, the Third Start-up Loan Agreement, the Fourth Start-up Loan Agreement, the Fifth Start-up Loan Agreement, the Sixth Start-up Loan Agreement, the Seventh Start-up Loan Agreement, the Eighth Start-up Loan Agreement, the Tenth Start-up Loan Agreement, the Issue 2007-1 Start-up Loan Agreement, and any New Start-up Loan Agreement and START-UP LOAN AGREEMENT means any of them;

         START UP LOAN PROVIDER means Abbey, in its capacity as provider of the Start-up Loans;

         START-UP LOAN PROVIDERS means the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider, the Seventh Start-up Loan Provider, the Eighth Start-up Loan Provider or, as the context may require, any New Start-up Loan Provider;

         START-UP LOANS means the First Start-up Loan, the Second Start-up Loan, the Third Start-up Loan, the Fourth Start-up Loan, the Fifth Start-up Loan, the Sixth Start-up Loan, the Seventh Start-up Loan, the Eighth Start-up Loan, the Tenth Start-up Loan, the Issue 2007-1 Start-up Loan, and any New Start-up Loan;

         SUBSIDIARY means a subsidiary as defined in Section 736 of the Companies Act 1985;

         SVR or STANDARD VARIABLE RATE means a standard variable rate of interest charged on Variable Rate Loans in, or to be included in, the Portfolio (other than the Tracker Loans) such interest to be payable monthly;

         TARGET BUSINESS DAY means a day on which the Trans-European Automated Real-time Gross settlement Express Transfer (TARGET) system is open;

         TAXES means all present and future taxes, levies, imposts, duties (other than stamp duty), fees, deductions, withholdings or charges of any nature whatsoever and wheresoever imposed, including, without limitation, value added tax or other tax in respect of added value and any franchise, transfer, sales, gross receipts, use, business, occupation, excise, personal property, real property or other tax imposed by any national, local or supranational taxing or fiscal authority or agency together with any penalties, fines or interest thereon and TAX and TAXATION shall be construed accordingly;

         TENTH ISSUER means Holmes Financing (No.10) PLC;

         TENTH ISSUER CLOSING DATE means 8 August 2006;

         TENTH ISSUER SECURITY TRUSTEE means The Bank of New York, London Branch, whose principal office is One Canada Square, London E14 5AL, or such other persons and all other persons for the time being acting as the security trustee or security trustees pursuant to the Tenth Issuer Deed of Charge;

         TENTH START-UP LOAN means the start-up loan that the Tenth Start-up Loan Provider made available to Funding pursuant to the Tenth Start-up Loan Agreement;

         TENTH START-UP LOAN AGREEMENT means the agreement entered into on or about the Tenth Issuer Closing Date between Funding, the Tenth Start-up Loan Provider and the Security Trustee relating to the provision of the Tenth Start-up Loan to Funding;

         TENTH START-UP LOAN PROVIDER means Abbey, in its capacity as provider of the Tenth Start-up Loan;

         TERMINATION PRICE means an amount equal to the Funding Share of the Trust Property as at the relevant date of termination of the Mortgages Trust pursuant to Clause 14 of the Mortgages Trust Deed;

         TERM ADVANCE RATE OF INTEREST has the meaning given to it in Clause
         6.2 of the Intercompany Loan Terms and Conditions;

         TERM ADVANCE RATING means the designated rating of each Term Advance which reflects the rating assigned to the corresponding class of Notes used to fund each such Term Advance on the relevant Closing Date of that Term Advance;

         TERM A ADVANCES means the Seventh Issuer Term A Advances, the A Master Issuer Term Advances and any term A advances made by any New Issuer;

         TERM AA ADVANCES means the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances, the Sixth Issuer Term AA Advances, the Seventh Issuer Term AA Advances, the Eighth Issuer Term AA Advances, the Tenth Issuer Term AA Advances, the AA Master Issuer Term Advances and any term AA advances made by any New Issuer;

         TERM AAA ADVANCES means the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances, the Sixth Issuer Term AAA Advances, the Seventh Issuer Term AAA Advances, the Eighth Issuer Term AAA Advances, the Ninth Issuer Term AAA Advances, the Tenth Issuer Term AAA Advances, the AAA Master Issuer Term Advances and any term AAA advances made by any New Issuer;

         TERM BB ADVANCES means the Fourth Issuer Term BB Advances, the BB Master Issuer Term Advances and any term BBB advances made by any New Issuer.

         TERM BBB ADVANCES means the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances, the Sixth Issuer Term BBB Advances, the Eighth Issuer Term BBB Advances, the Tenth Issuer Term BBB Advances, the BBB Master Issuer Term Advances and any term BBB advances made by any New Issuer;

         TERM ADVANCES means the First Issuer Term Advances, the Second Issuer Term Advances, the Third Issuer Term Advances, the Fourth Issuer Term Advances, the Fifth Issuer Term Advances, the Sixth Issuer Term Advances, the Seventh Issuer Term Advances, the Eighth Issuer Term Advances, the Ninth Issuer Term Advances, the Tenth Issuer Term Advances, the Master Issuer Term Advances and any New Term Advances;

         THIRD AMENDED AND RESTATED FUNDING DEED OF CHARGE means the deed entered into on the 2007-1 Closing Date amending and restating the Funding Deed of Charge;

         THIRD AMENDMENT AGREEMENT TO THE CASH MANAGEMENT AGREEMENT means the agreement so named dated the Eighth Issuer Closing Date;

         THIRD DEED OF ACCESSION means the deed of accession to the Funding Deed of Charge dated the Fourth Issuer Closing Date;

         THIRD DEED OF ACCESSION TO THE AMENDED AND RESTATED FUNDING DEED OF CHARGE means the deed of accession to the Amended and Restated Funding Deed of Charge entered into on the Ninth Issuer Closing Date;

         THIRD ISSUER means Holmes Financing (No. 3) PLC;

         THIRD ISSUER CLOSING DATE means 23rd May, 2001;

         THIRD PARTY AMOUNTS includes:

                 payments of High Loan-to-Value Fee;

                 amounts under a direct debit which are repaid to the bank making the payment if such a bank is unable to recoup that amount itself from the customer's account;

                 payments by Borrowers of Early Repayment Fees, Redemption Fees and other charges due to the Seller; or

                 recoveries in respect of Loans which have been subject to a set-off as described in Clause 8.4(a) of the Mortgages Trust Deed;

         THIRD PARTY COLLECTION AGENT means an entity that shall act as collection agent for the Mortgages Trustee and the Beneficiaries under the Direct Debiting Scheme or any successor to that scheme pursuant to Clause 5.1(A)(i) of the Servicing Agreement;

         THIRD START-UP LOAN means the Start-up Loan that the Third Start-up Loan Provider shall make available to Funding pursuant to the Third Start-up Loan Agreement;

         THIRD START-UP LOAN AGREEMENT means the agreement entered into on or about the Third Issuer Closing Date between Funding, the Third Start-up Loan Provider and the Security Trustee relating to the provision of the Third Start-up Loan to Funding;

         THIRD START-UP LOAN PROVIDER means Abbey, in its capacity as provider of the Third Start-up Loan;

         TITLE DEEDS means, in relation to each Loan and its Related Security and the Property relating thereto, all conveyancing deeds and documents (if any) which make up the title to the Property and the security for the Loan and all searches and enquiries undertaken in connection with the grant by the Borrower of the related Mortgage;

         TRACKER LOAN means a loan where interest is linked to a variable interest rate other than the SVR. For example, the rate on a Tracker Loan may be set at a fixed or variable margin above or below sterling LIBOR or above or below rates set from time to time by the Bank of England;

         TRACKER RATE means the rate of interest applicable to a Tracker Loan (before applying any cap or minimum rate);

         TRACKER SWAP RATE means a rate linked to the Bank of England repo rate, as shall be determined by the Cash Manager in accordance with the provisions of the Cash Management Agreement;

         TRANSACTION DOCUMENTS means the Funding Agreements, the First Issuer Transaction Documents, the Second Issuer Transaction Documents, the Third Issuer Transaction Documents, the Fourth Issuer Transaction Documents, the Fifth Issuer Transaction Documents, the Sixth Issuer Transaction Documents, the Seventh Issuer Transaction Documents, the Eighth Issuer Transaction Documents, the Ninth Issuer Transaction Documents, the Tenth Issuer Transaction Documents, the Master Issuer Transaction Documents any documents and agreements to which any New Issuer is a party, the Mortgages Trustee Guaranteed Investment Contract and all other documents and agreements referred to therein;

         TRIGGER EVENT means an Asset Trigger Event and/or a Non-Asset Trigger Event, as the case may be;

         TRUST CORPORATION means a corporation entitled by rules made under the Public Trustee Act 1906, or entitled pursuant to any comparable legislation applicable to a trustee in any jurisdiction, to carry out the functions of a custodian trustee;

         TRUST DEEDS means the First Issuer Trust Deed and/or the Second Issuer Trust Deed and/or the Third Issuer Trust Deed and/or the Fourth Issuer Trust Deed and/or the Fifth Issuer Trust Deed and/or the Sixth Issuer Trust Deed and/or the Seventh Issuer Trust Deed and/or the Eighth Issuer Trust Deed and/or the Ninth Issuer Trust Deed and/or the Tenth Issuer Trust Deed and/or the Master Issuer Trust Deed and/or any New Issuer Trust Deed;

         TRUST INDENTURE ACT means the United States Trust Indenture Act of 1939, as amended;

         TRUST PROPERTY means:

         the Initial Trust Property, the Initial Closing Trust Property, the Closing Trust Property and any Future Trust Property (together with the proceeds of sale of any of them) excluding any Loans that have been repaid or which have been repurchased by the Seller pursuant to the Mortgage Sale Agreement or other actual adjustments and, for the avoidance of doubt, not deemed adjustments to the Trust Property as set out in the Mortgages Trust Deed and excluding actual loss and reductions in respect of set-off as described in Clause 8.4(a) of the Mortgages Trust Deed and excluding distributions made to the Beneficiaries;

         any Flexible Loan Drawings;

         any Interest and Principal paid by Borrowers on their Loans;

         any other amounts received under the Loans and Related Security excluding Third Party Amounts; and

         amounts on deposit (and interest earned on those amounts) in the Mortgages Trustee GIC Account;

         UNDERPAYMENT means a reduced payment by a Borrower under a Flexible Loan and where such reduced payment is in place of the Monthly Payment set out in the Offer Conditions (or any changed Monthly Payment subsequently notified to the Borrower), where there are sufficient available funds to fund the difference between the Monthly Payment and this reduced payment and where the Borrower is not in breach of the Mortgage Terms for making such payment;

         UNITED KINGDOM means The United Kingdom of Great Britain and Northern Ireland;

         UNITED STATES means The United States of America;

         UNREGISTERED LAND means land in England or Wales title to which is not, and is not required to be, registered at the Land Registry;

         UNREGISTERED TRANSFER means a deed of transfer of a Mortgage or Mortgages over Unregistered Land substantially in the form set out in
         Schedule 3 to the Mortgage Sale Agreement with such modifications as may be required from time to time;

         US NOTES means each series and class (or sub-class) of Notes, if any, which is an SEC-Registered Master Issuer Note or a Rule 144A Master Issuer Note;

         US PROSPECTUS SUPPLEMENT means each prospectus supplement to the Base Prospectus, related to an Issue of the US Notes;

         VALUATION REPORT means the valuation report or reports for mortgage purposes, in the form of the pro-forma contained in the Standard Documentation, obtained by the Seller from a Valuer in respect of each Property or a valuation report in respect of a valuation made using a methodology which would be acceptable to a reasonable prudent mortgage lender and which has been approved by the Director of Group Property and Survey of the Seller (or his successor);

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         VALUER means an Associate or Fellow of the Royal Institution of
         Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers who was at the relevant times either a member of a firm which was on the list of Valuers approved by or on behalf of the Seller from time to time or an Associate or Fellow of the Royal Institute of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers employed in-house by the Seller acting for the Seller in respect of the valuation of a Property;

         VARIABLE RATE LOANS means those Loans which are subject to a rate of interest which may at any time be varied in accordance with the relevant Mortgage Terms (and shall, for the avoidance of doubt, exclude Fixed Rate Loans and Tracker Loans);

         WAFF means the weighted average repossession frequency in respect of the Portfolio; and

         WALS means the weighted average loss severity in respect of the Portfolio.

         WILMINGTON TRUST means Wilmington Trust SP Services (London) Limited of Tower 42, International Financial Centre, 25 Old Broad Street, London EC2N 1HQ.

2.      INTERPRETATION AND CONSTRUCTION

         Any reference in this Amended and Restated Master Definitions and Construction Schedule or any Transaction Document to:

         AFFILIATE of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

         the ASSETS of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

         the ASSIGNMENT of any Loan and/or its Related Security shall, unless the context otherwise requires, be construed, in relation to any Scottish Loan and/or its Related Security, so as to include the transfer of the beneficial interest therein under Scots law;

         DISPOSAL shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and DISPOSE shall be construed accordingly;

         a GUARANTEE means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

         INDEBTEDNESS shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         LEASEHOLD shall be construed so as to include any property held under a duly registered or recorded long lease in Scotland;

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         a MONTH is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day Provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to MONTHS shall be construed accordingly);

         SET-OFF shall be construed so as to include equivalent or analogous rights under the laws of jurisdictions other than England and Wales;

         VAT means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

         a WHOLLY-OWNED SUBSIDIARY of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

                 the WINDING-UP, DISSOLUTION or ADMINISTRATION of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 [POUND], STERLING or POUNDS STERLING denotes the lawful currency for the time being of the United Kingdom and e or EURO denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7th February, 1992 and the Treaty of Amsterdam of 2nd October, 1997 establishing the European Community, as further amended from time to time.

2.2 In this Amended and Restated Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Amended and Restated Master Definitions and Construction Schedule is expressed to be incorporated or to which this Amended and Restated Master Definitions and Construction Schedule is expressed to apply:

         (a) words denoting the singular number only shall include the plural number also and vice versa;

         (b) words denoting one gender only shall include the other genders;

         (c) words denoting persons only shall include firms and corporations and vice versa;

         (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

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         (e)     references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

         (f) clause, paragraph and schedule headings are for ease of reference only;

         (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

         (h) reference to a time of day shall be construed as a reference to London time; and

         (i) references to any person shall include references to his successors, transferees, assignees and assigns and any person deriving title under or through him.

2.3 Any requirement in any Transaction Document for any action to be taken according to the standards of a "reasonable, prudent mortgage lender" shall be satisfied by the relevant party taking the relevant action in accordance with the Seller's Policy from time to time.

2.4 Any capitalised term that appears in this Further Amended and Restated Master Definitions and Construction Schedule or in the Funding Agreements or the Mortgages Trustee Guarantee Investment Contract that is not defined in this Master Definitions and Construction Schedule, shall have the meaning given in the relevant Issuer Master Definitions and Construction Schedule or each Issuer Master Definitions and Construction Schedule or the Master Issuer Master Definitions and Construction Schedule, as applicable, as the context so requires.

3.       GOVERNING LAW

         This Further Amended and Restated Master Definitions and Construction
         Schedule is governed by, and shall be construed in accordance with, the laws of England (provided that any term hereby which are particular to Scots law shall be construed in accordance with the laws of Scotland).

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                                  SIGNATORIES

SIGNED for the purposes of identification by     )
ALLEN & OVERY LLP                                )        /S/ ALLEN & OVERY LLP
                                                              27 MARCH 2007

SIGNED for the purposes of identification by     )
SLAUGHTER AND MAY                                )        /S/ SLAUGHTER AND MAY
                                                              27 MARCH 2007

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